PROSPECTUS

FOR

VARIABLE ESTATEMAX II

a last survivor flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA  19172

800-523-0650

The Policy provides life insurance on two insureds and a cash surrender value that varies with the investment performance of one or more of the funds set forth below.  The Policy also provides a fixed account in which amounts may be held to accumulate interest.  The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Value Fund	Lord, Abbett & Co. LLC
Large Cap Growth Fund	ABN AMRO Asset Management, Inc.
Index 500 Fund	Wells Capital Management Incorporated
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management Inc.
Strategic Value Fund	Lord, Abbett & Co. LLC
Small Cap Growth Fund	Bjurman, Barry & Associates
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.
International Equity Fund	Vontobel Asset Management, Inc.
REIT Fund	Heitman Real Estate Securities LLC
Large Core Growth Fund	Wells Capital Management Incorporated .
Large Core Value Fund	Eaton Vance Management
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Emerging Markets Equity Fund	Van Kampen Asset Management
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
Balanced Fund	Independence Capital Management, Inc.
Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderately Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderate Allocation Fund	Independence Capital Management, Inc.
Moderately Conservative Allocation Fund	Independence Capital Management, Inc.
Conservative Allocation Fund	Independence Capital Management, Inc

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2008

Guide to Reading this Prospectus

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy.  The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy.  Your rights and obligations under the Policy are determined by the language of the Policy itself.  When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•                  Pages 4 to 5 provide a summary of the benefits and risks of the Policy.

•                  Pages 6 to 12 provide tables showing fees and charges under the Policy.

•                  Pages 13 to 15 provide tables showing fees and expenses of the funds underlying the Policy.

•                  Pages 16 to 37 provide additional information about the Policy, in question and answer format.

•                  Pages 37 to 39 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds in which Policy reserves may be allocated.

•                  Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy.  You should read the relevant prospectus(es) carefully before you invest.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy.  Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on two persons that you name.  The value of your Policy will increase or decrease based upon the performance of the investment options you choose.  The death benefit may also increase or decrease based on investment performance.  In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

Death Benefit – While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the last insured dies.  We offer two different types of death benefit options under the Policy.  You choose which one you want in the application.

Premium Flexibility – Amounts you pay to us under your Policy are called “premiums” or “premium payments.”  Within limits, you can make premium payments when you wish.  That is why the Policy is called a “flexible premium” Policy.  Additional premiums may be paid in any amount and at any time.  A premium must be at least $25.

Free Look Period – You have the right to cancel your Policy within 10 days after you receive it or within 45 days after you signed your application (or longer in some states).  This is referred to as the “free look” period.  To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

Five Year No-Lapse Feature – Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

Investment Options – The Policy allows you to allocate your policy value to the different investment options listed on pages 1 and 2 of this prospectus.

Fixed Interest Option – In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account.  The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time.  We guarantee that this rate will be at least 4.0%.

Transfers – Within limitations, you may transfer investment amounts from one investment account to another, and to and from the fixed interest option.  In addition, the Policy offers two automated transfer programs — dollar-cost averaging and asset rebalancing.

Loans – You may take a loan on your Policy.  You may borrow up to 90% of your cash surrender value.  Interest charged on a policy loan is 5.0% and is payable at the end of each policy year.  You may repay all or part of a loan at any time.

Surrenders and Withdrawals – You may surrender your Policy in full at any time.  If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies (if any).  This is called your “net cash surrender value.”  In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

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Taxes – Death benefits paid under life insurance policies are not subject to income tax.  Investment gains from your Policy are not taxed as long as the gains remain in the Policy.  If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders – For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy.  If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability – The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning.  The Policy is not suitable as a short-term savings vehicle.  You will pay a surrender charge should you surrender your Policy within the first 16 policy years.

Investment Performance – The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds.  There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value.  A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds.  Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse – Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force.  We will notify you of how much premium you will need to pay to keep the Policy in force.  Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse.

Access to Cash Value – If you fully surrender your Policy for cash within the first 16 policy years you will incur a surrender charge at a rate specified for the year of surrender.  Also, a partial surrender of your Policy for cash will be subject to an administrative charge.

Taxes – The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change.  Changes in the law could adversely affect the current tax advantages of purchasing the Policy.  The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.  We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy.  You may wish to consult counsel or other competent tax adviser for more complete information.

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FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy. (1) The table below describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid.	5.0% of the amount of premium payments.(2)
Premium and Federal (DAC) Taxes	When a premium is paid.	2.5% of premium payments.
Maximum Deferred Sales Charge (load), if the Policy is Surrendered Within the First 16 Policy Years	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) the “maximum surrender charge premium.”(3)
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female age 65	When the Policy is surrendered.	25% of the lesser of (i) premiums paid and (ii) $23.93 per $1,000 of specified amount.(3)
Other Surrender Charges apply if the Policy is surrendered within the first 16 policy years(4)
Minimum Charge	When the Policy is surrendered.	$6 per $1,000 of initial specified amount of insurance, for younger of the two insureds up to age 20 at the date of issue.
Maximum Charge	When the Policy is surrendered.	$14 per $1,000 of initial specified amount of insurance for younger of the two insureds age 60 or older at the date of issue.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female age 65	When the Policy is surrendered.	$14 per $1,000 of initial specified amount of insurance for younger of the two insureds age 60 or older at the date of issue.
Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge
Current Charge	When you make a transfer.	$0.00 (5)
Guaranteed Maximum Charge	When you make a transfer.	$10.00
Loans (6)
Gross Interest Charge	End of each policy year.	Annual rate of 5.0% (before credit from interest paid on collateral held in special loan account).

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Charge	When Charge is Deducted	Amount Deducted

Net Interest Charge (7)	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).(8)

(1)       See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.

(2)       After the fifteenth policy year, Penn Mutual intends to reduce the charge to 2.5% of the premium payments.

(3)       The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured.  The “maximum surrender charge premium” is stated in each Policy.  Commencing in the eighth policy year and continuing through the sixteenth policy year, the deferred sales charge decreases each year in proportional amounts, after which there is no longer a charge.

(4)       The “other surrender charge” under the Policies vary depending on the age of the insured.  More information concerning the “other surrender charge” is stated in each Policy.  Commencing in the eighth policy year and continuing through the sixteenth policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

(5)       No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option.  We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

(6)       You may borrow up to 90% of your cash surrender value.  An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal application when you request the loan) and is transferred to a special loan account as collateral for the loan.  See What Is a Policy Loan? in this prospectus for additional information about policy loans.

(7)       “Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

(8)       After the tenth policy year, we intend to credit interest to the special loan account at the rate of 4.75% (which will result in a Net Interest Charge of 0.25% in those years).

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned.  The charges do not include fee and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy
Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges:(1)
Current Charges	Monthly	Minimum of $0.00004 to maximum of $22.79408, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of net amount at risk.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female age 65

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Policy Charges	When Charge is Deducted	Amount Deducted
Current Charges	Monthly	$0.02385 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge:
Mortality and Expense Risk Charge	Daily	0.90% annually from the policy value that is allocated to the funds.(2)
Administrative Fees:	Monthly	The charge has two parts: (a) $15.00(3) (b) For the first 12 months after the policy date, $0.20 per $1,000 of initial specified amount of insurance.(4)

(1)       The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification.  The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted.  The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications.  The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure.  Your Policy will state the guaranteed maximum cost of insurance charges.  More detailed information concerning your cost of insurance charges is available from our administrative offices upon request.  Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested.  The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy.  For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? – Monthly Deductions – Cost of Insurance in this prospectus.

(2)       After the fifteenth policy year, the charge is reduced to 0.60% annually. See What Are the Fees and Charges Under the Policy? – Daily Mortality and Expense Risk Charge in this prospectus for additional information about this charge.

(3)       The charge is currently reduced to $5.00 starting in the second policy year.

(4)       The charge is currently reduced to $0.15 per $1,000 of initial specified amount of insurance up to a maximum amount of $375.00.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy.  They are in addition to the charges applicable under the base Policy.  The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

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Periodic Charges Under Optional Supplemental Benefit Riders
Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Policy Split Option Agreement:

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.
2. Estate Growth Benefit Agreement — Automatic Increases in Specified Amount:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00004 to maximum of $22.79408, per $1,000 of estate growth benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of estate growth benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured age 65
Current Charges	Monthly	$0.02385 per $1,000 of estate growth benefit.
Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of estate growth benefit.
3. Supplemental Exchange Agreement:

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.
4. Guaranteed Continuation of Policy:

Cost of Insurance Charges(1)	Monthly	$0.01 per $1,000 of specified amount of insurance.
5. Option to Extend Maturity Date:

Cost of Insurance Charges(1)

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	Minimum of $3.23 to maximum of $5.73, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured age 65

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	$0.00 per $1,000 of net amount at risk.

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Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
6. Flexible Period Single Life Supplemental Term Insurance Agreement:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.0559 to maximum of $26.1662, per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.0841 to maximum of $83.33333, per $1,000 of term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured age 65
Current Charges	Monthly	$1.291 per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	$1.7639 per $1,000 of term insurance benefit.

Administrative Charges

First year of Agreement	Monthly	$0.10 per $1,000 of term insurance benefit.
7. Return of Premium Supplemental Term Insurance:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00004 to maximum of $22.79408, per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured age 65
Current Charges	Monthly	$0.02385 per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of term insurance benefit.

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Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
8. Estate Preservation Supplemental Term Insurance Agreement:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00004 to maximum of $9.82086, per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $9.82086, per $1,000 of term insurance benefit.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured age 65
Current Charges	Monthly	$0.02385 per $1,000 of term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of term insurance benefit.

9. Supplemental Term Insurance Agreement:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00004 to maximum of $22.79408, per $1,000 of net amount at risk attributable to the term insurance benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of net amount at risk attributable to the term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured age 65
Current Charges	Monthly	$0.02385 per $1,000 of net amount at risk attributable to the term insurance benefit.
Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of net amount at risk attributable to the term insurance benefit.

Administrative Charges

First year of Agreement	Monthly	$0.20 per $1,000 of term insurance benefit.

(1)       The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification.  The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted.  The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications.  The table also shows the cost of

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insurance charges under a Rider issued to an individual who is representative of individuals we insure.  The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy.  More detailed information concerning your cost of insurance charges is available from our administrative offices upon request.  Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider.  For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

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The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy.  Fee and expense information for each fund is contained in the tables following this table.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of fund companies, including management fees and other expenses)	0.35%	1.60%

The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Management Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Fund Expenses	Fee Waivers		Net Fund Expenses

Money Market(1)	0.20%	0.30%		0.00%		0.50%	0.00%		0.50%
Limited Maturity Bond(1)	0.30%	0.30%		0.01	%(3)	0.61%	0.00%		0.61%
Quality Bond(1)	0.33%	0.27%		0.00%		0.60%	0.00%		0.60%
High Yield Bond(1)	0.50%	0.34%		0.00%		0.84%	0.00%		0.84%
Flexibly Managed(1)	0.60%	0.23%		0.00%		0.83%	0.00%		0.83%
Growth Stock(1)	0.63%	0.31%		0.00%		0.94%	0.00%		0.94%
Large Cap Value(1)	0.60%	0.28%		0.00%		0.88%	0.00%		0.88	%(6)
Large Cap Growth(1)	0.55%	0.32%		0.00%		0.87%	0.00%		0.87	%(6)
Index 500(1)	0.07%	0.28%		0.00%		0.35%	0.00%		0.35%
Mid Cap Growth(1)	0.70%	0.31%		0.00%		1.01%	0.00%		1.01	%(6)
Mid Cap Value(1)	0.55%	0.28%		0.00%		0.83%	0.00%		0.83	%(6)
Strategic Value(1)	0.72%	0.34%		0.00%		1.06%	0.00%		1.06	%(6)
Small Cap Growth(1)	0.74%	0.28%		0.00%		1.02%	0.00%		1.02%
Small Cap Value(1)	0.85%	0.30%		0.00%		1.15%	0.00%		1.15%
International Equity(1)	0.85%	0.33%		0.00%		1.18%	0.00%		1.18	%(6)
REIT(1)	0.70%	0.29%		0.00%		0.99%	0.00%		0.99%
Large Core Growth	0.56%	0.27	%(2)	0.00%		0.83%	0.19	%(5)	0.64%
Large Core Value	0.46%	0.27	%(2)	0.00%		0.73%	0.19	%(5)	0.54%
SMID Cap Growth	0.75%	0.30	%(2)	0.00%		1.05%	0.00%		1.05%
SMID Cap Value	0.95%	0.30	%(2)	0.00%		1.25%	0.11	%(5)	1.14%
Emerging Markets Equity	1.25%	0.40	%(2)	0.02%		1.67%	0.07	%(5)	1.60%
Small Cap Index	0.30%	0.35	%(2)	0.00%		0.65%	0.10	%(5)	0.55%
Developed International Index	0.30%	0.37	%(2)	0.00%		0.67%	0.08	%(5)	0.59%
Balanced	0.00%	0.22	%(2)	0.45	%(4)	0.67%	0.05	%(5)	0.62%
Aggressive Allocation	0.10%	0.23	%(2)	0.97	%(4)	1.30%	0.00	%(5)	1.30%
Moderately Aggressive Allocation	0.10%	0.23	%(2)	0.88	%(4)	1.21%	0.00	%(5)	1.21%
Moderate Allocation	0.10%	0.23	%(2)	0.84	%(4)	1.17%	0.00	%(5)	1.17%
Moderately Conservative Allocation	0.10%	0.23	%(2)	0.78	%(4)	1.11%	0.00	%(5)	1.11%
Conservative Allocation	0.10%	0.23	%(2)	0.69	%(4)	1.02%	0.00	%(5)	1.02%

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(1)                                 These expenses are for the fiscal year ended December 31, 2007.

(2)                                 These expenses are based on estimated amounts for the current fiscal year.

(3)                                 Acquired Fund Fees and Expenses reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the prior fiscal year.

(4)                                 Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal year.

(5)                                 The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of certain funds from exceeding the amounts shown below.  This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds.  Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually.

Large Core Growth	0.64%
Large Core Value	0.54%
SMID Cap Value	1.14%
Emerging Markets Equity	1.58%
Small Cap Index	0.55%
Developed International Index	0.59%
Balanced	0.62%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderate Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

(6)                                 Certain sub-advisers have directed certain portfolio trades to a broker.  A portion of the commissions paid to that broker has been recaptured by the Funds.  The total expenses for the Funds after the recapture (not including each Fund’s acquired fund fees and expenses) were:

Large Cap Value	0.86%
Large Cap Growth	0.83%
Mid Cap Growth	0.97%
Mid Cap Value	0.79%
Strategic Value	1.04%
International Equity	1.16%

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Please review these tables carefully.  They show the expenses that you pay directly and indirectly when you purchase a Policy.  Your expenses include policy expenses and the expenses of the Funds that you select.  The prospectus of Penn Series Funds, Inc. accompanies this prospectus.  These prospectuses contain additional information regarding these Funds’ expenses.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy.  The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on two persons.  It is called a “last survivor” Policy because no insurance proceeds (“death benefit”) are payable until the death of the second of two insureds (the “last surviving insured”).  The value of your Policy will increase or decrease based upon the performance of the investment funds you choose.  The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy.  The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

While at least one of the two insured persons is alive, you will have several options under the Policy.  Here are some major ones:

•                                          Determine when and how much you pay to us

•                                          Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

•                                          Borrow money

•                                          Change the beneficiary

•                                          Decrease the amount of insurance protection

•                                          Change the death benefit option you have selected

•                                          Surrender or partially surrender your Policy for all or part of its net cash surrender value

•                                          Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents.  We require satisfactory evidence of insurability, which may include a medical examination of each or one of the proposed insureds.  We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application.  Insurance coverage under the Policy is effective on the policy date after we accept the application.

The maturity date of your Policy is the policy anniversary nearest the younger insured’s 100th birthday.  If the Policy is still in force on the maturity date, a maturity benefit will be paid to you.  The maturity benefit is equal to the policy value less any policy loan on the maturity date.  Upon written request of the owner, the Policy will continue in force beyond the maturity date.  Thereafter, the death benefit will be the net policy value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it.  The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy.  Whenever we have used the term

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“you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.”  The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits.  Sample minimum initial premiums are shown in Appendix A at the end of this prospectus.  Within limits, you can make premium payments when you wish.  That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time.  A premium must be at least $25.  We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application.  See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.”  We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code.  See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy.  You choose this amount in the policy application.  We will send a premium reminder notice to you based upon the planned premium that you specified in your application.  You also choose in your application how often to pay planned premiums - annually, semi-annually, quarterly or monthly.  You are not required to pay the planned premium as long as your Policy has sufficient net cash surrender value to pay policy charges.  See Five Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company.  Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•                                          by wire or by exchange from another insurance company;

•                                          via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method); or

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•                                          if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Five Year No-Lapse Feature

Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if  (a) equals or exceeds (b), where:

(a)                                  is the total premiums you have paid, less any partial surrenders you made; and

(b)                                 is the monthly “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The monthly “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

The five year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount.  See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the five year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force.  You will have a 61 day “grace period” from the date we notify you to make that payment.  If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse).  All coverage under the Policy will then cease.

If the last survivor dies during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse.  You will have to provide evidence that the insured person (or persons, if both insureds are living) still meets our requirements for issuing insurance.  You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge.  We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy.  The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period.  A valuation period is the period from one valuation of Separate Account assets to the next.

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For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business).  It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next.  The net investment factor is determined by dividing (a) by (b), where

(a)                                  is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period and the deduction of the daily mortality and expense risk charge; and

(b)                                 is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the lives of the two persons to be insured.  This is called the “specified amount” of insurance.  The minimum specified amount of insurance that you can purchase is $200,000.

Death Benefit Options

When the last of the insured persons dies, we will pay the beneficiary the death benefit less the amount of any outstanding policy loan.  We offer two different types of death benefits.  You choose which one you want in the application. They are:

•                                          Option 1 - The death benefit is the greater of (a) the specified amount of insurance, or (b) the policy value multiplied by the applicable net single premium factor.

•                                          Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the policy value multiplied by the net single premium factor.

Net single premium factors are based on the insureds’ sexes, rate classes and attained ages on the date of calculation.  The factor decreases each policy anniversary as the insureds’ ages increase.  A table of net single premium factors as of each policy anniversary is included in your Policy.  A table illustrating net single premium factors is included in Appendix D at the end of this prospectus.

In order for the Policy to qualify as “life insurance” for federal income taxes, it must satisfy the “cash value accumulation test” under Section 7702(b) of the Internal Revenue Code of 1986, as amended.  The test requires that under the terms of the Policy, the death benefit must be sufficient so that the policy value does not at any time exceed the net single premium required to pay for the future benefits provided under the policy.  The net single premium factors included in your Policy are intended to satisfy the cash value accumulation test.

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If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase.  However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1.  On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take.  Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•                                          after the change, the specified amount of insurance must be at least $200,000;

•                                          no change may be made in the first policy year and no more than one change may be made in any policy year; and

•                                          if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insureds, the requested change will not be allowed.

Decrease in the Specified Amount of Insurance

You may decrease the specified amount of insurance, subject to the following conditions:

•                                          no change may be made in the first policy year;

•                                          no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law; and

•                                          any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $200,000.

You may not increase the specified amount of insurance under your Policy.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

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The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time.  We guarantee that this rate will be at least 4.0%.  The current declared rate will appear in the annual statement we will send to you.  If you want to know what the current declared rate is, simply call or write to us.  Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this prospectus.  Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•                  the net premiums you have paid;

•                  plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•                  plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

•                  minus policy charges we deduct; and

•                  minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value.  See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time.  You make your original allocation in the application for your Policy.  The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the fixed interest option.  To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount.  Transfers are subject to the following conditions:

•                                          the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•                                          if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•                                          we may defer transfers under certain conditions;

•                                          transfers may not be made during the free look period; and

•                                          transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year.

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The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options.  We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so.  However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect.  We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts.  Frequent exchanges among subaccounts and market timing by policy owners can reduce the long—term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund.  Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance–dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts.  Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading.  As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading.  Please review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy.  If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading.  In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading.  If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.               A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.               If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the policy owner’s original signature.  Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

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3.               Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option.  You choose the investment options and the dollar amount and timing of the transfers.  The program is designed to reduce the risks that result from market fluctuations.  It does this by spreading out the allocation of your money to investment options over a longer period of time.  This allows you to reduce the risk of investing most of your money at a time when market prices are high.  The success of this strategy depends on market trends.  The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market.  To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50.  You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified.  Over time, variations in investment results will change the allocation percentage.  On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen.  Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance.  The minimum policy value to start the program is $1,000.  If you also have a dollar cost averaging program in effect, the portion of your policy value invested in the Penn Series Money Market Fund subaccount may not be included in the rebalancing program.  You may elect to participate in the program when you apply for your Policy, or after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.

What Are the Fees and Charges Under the Policy?

Premium Charge

•                                          Premium Charge - 7.5% is deducted from premium payments before allocation to the investment options.  It consists of 2.5% to cover state premium taxes and 5.0% to partially compensate us for the expense of selling and distributing the Policies.  For premiums received after the first 15 policy years, we intend to deduct only the 2.5% to cover state premium taxes.  We will notify you in advance if we change our current rates.  For Policies issued to New York residents, see the table in Appendix C at the end of this prospectus.

Monthly Deductions

•                                          Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month.  The insurance charge therefore also varies.  To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table.  The table in your Policy will show the maximum cost of insurance

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rates that we can charge.  The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy.  The table of rates we use will vary by issue age, length of time the Policy has been in effect, and the insurance risk characteristics.  We place insureds in a rate class when we issue the Policy, based on our examination of information bearing on insurance risk.  We currently place people we insure in the following rate classes:  a tobacco or non tobacco standard rate class, a preferred non-tobacco underwriting class, or a rate class involving a higher mortality risk (a “substandard class”).  Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insureds’ attained ages increase.  The charge is deducted pro-rata from your variable investment and fixed interest accounts.

•                                          Administrative Charge - A maximum monthly charge to help cover our administrative costs.  This charge has two parts: (1) a flat dollar charge of up to $15 (currently, the flat dollar charge is $15 in the first policy year and $5 thereafter — we will notify you in advance if we change our current rates), and (2) for the first 12 months after the policy date, a charge based on the initial specified amount of insurance not to exceed $0.20 per $1,000 per month of initial specified amount of insurance (currently, the charge is $0.15 per $1,000 per month of initial specified amount of insurance up to a maximum amount of $375.00).  Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and Policy changes, reporting and overhead costs, processing applications and establishing policy records.  The charge is deducted pro-rata from your variable investment and fixed interest accounts.

•                                          Optional Supplemental Benefit Charges - Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Daily Mortality and Expense Risk Charge

We deduct a daily charge from your policy value which is allocated to the variable investment options.  The charge does not apply to the fixed interest option.  It is guaranteed not to exceed 0.90% annually for the duration of the policy.  Currently, the charge is an annual rate of 0.90% of assets of the policy value allocated in the variable accounts.  After the fifteenth policy year, we intend to charge 0.60% annually.  We will notify you in advance if we change our current rates.  We may realize a profit from this charge, and if we do, it will be added to our surplus.  For Policies issued to New York residents, see the table in Appendix C at the end of this prospectus.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year.  We will notify policy owners in advance if we decide to impose the charge.  We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.  Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy during the first 16 policy years, we will deduct a surrender charge in calculating the surrender proceeds payable.  We determine the surrender charge by the following formula:

the sum of (a) plus (b), multiplied by (c), where:

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(a)          is 25% of the lesser of (i) the sum of all premiums paid in the Policy, and (ii) the maximum surrender charge premium (which is an amount calculated separately for each policy);

(b)         is an administrative charge based on the initial specified amount of insurance and the younger insured’s attained age on the policy date (ranging from $6 at insured’s age 20 to $14 at insured’s age 60 and over, per $1,000 of initial specified amount — for more information on this charge, see Appendix B at the end of this prospectus); and

(c)          is the applicable surrender factor for the policy year during which the surrender is made (see table below).

Surrender During Policy Year	Surrender Factor Applied to (c) in Formula
1st through 7th	1.00
8th	0.90
9th	0.80
10th	0.70
11th	0.60
12th	0.50
13th	0.40
14th	0.30
15th	0.20
16th	0.10
17 th and later	0.00

Under the formula, the surrender charge declines by 10% each policy year after the seventh, to $0 by the 17th policy year so that, after the 16th policy year, there is no surrender charge.  For Policies issued to New York residents, see the table in Appendix C at the end of this prospectus.

The surrender charge consists of a sales charge component and an administrative charge component.  The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies.  The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies.  Our unrecovered sales expenses are paid for from our surplus.  The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insureds’ rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2.0% of the amount surrendered.  The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

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Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a case basis.  We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs.  Eligibility for these reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs.  In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.  Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us.  All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy.  If riders are added to your Policy, the monthly charges for the supplemental benefits may be deducted from your policy value, in addition to the charges paid under the base Policy.

Flexible Period Single Life Supplemental Term Insurance Agreement

This Agreement provides term insurance coverage on one of the insureds for a specified period of time.  The Agreement can be placed in force on each insured.  We will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount during the first twelve months of the Agreement.  The cost of insurance rates are based on the age, gender (in some states), and rate class of the insured.  The term insurance may be converted to a life or endowment policy without evidence of insurability.  This Agreement can be elected at any time, as long as the insured meets our underwriting requirements.  This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider.  This benefit is subject to the provisions of the Agreement.

Policy Split Option Agreement

This Agreement permits the Policy to be split into two flexible premium adjustable life policies within six months following the occurrence of either of the following events:

•                  issuance of a final divorce decree relating to the two insureds, or

•                  a change in federal estate tax law that results in the inability to defer estate taxes until the death of the last surviving insured.

Each insured must submit evidence of insurability satisfactory to us to exchange the Policy for two individual life insurance policies.  There is no charge for the Agreement.  This Agreement is automatically added to your base Policy at the time you purchase your Policy if the older of the two insureds is age 79 or younger.  This benefit is subject to the provisions of the Agreement.

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Estate Growth Benefit Agreement — Automatic Increases in Specified Amount

This Agreement provides for automatic annual increases in the initial amount of insurance specified in the Policy.  Each automatic increase is the initial specified amount of insurance multiplied by the estate growth rate specified in the Policy.  Increase will end on the earlier of (a) the Policy anniversary nearest the younger insured’s 80th birthday, and (b) if the estate growth rate specified in the Policy is 3%, the 33rd anniversary of the Policy or if the estate growth rate specified in the Policy is 6%, the 16th anniversary of the Policy.  The initial specified amount of insurance in the Policy may be increased only by the automatic annual increases provided in this Agreement if it is attached to the Policy.  Cost of insurance charges applied to the increased amounts of insurance are based on age, gender (in some states) and rate class of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy.  This benefit is subject to the provisions of the Agreement.

Supplemental Exchange Agreement

The Agreement provides that the Policy may be exchanged for a new life insurance policy insuring a new joint insured, so long as the new joint insured has the same insurable relationship to the remaining insured as did the insured being replaced, subject to conditions set forth in the Agreement.  The new insured must submit satisfactory evidence of insurability, the new insured must be at least 20 years of age on the birthday nearest the policy date of the Agreement and the differences in ages of the remaining insured and the new insured must not be greater than 30 years.  There is no charge for the Agreement.  This Agreement is automatically added to corporate-owned Policies.  This benefit is subject to the provisions of the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as on each monthly anniversary of the Policy all premiums paid less any partial surrenders, policy loans and unpaid loan interest is equal to or greater than the “guaranteed continuation of policy premium” multiplied by the number of elapsed policy months since the Policy date.  The “guaranteed continuation of policy premium” is specified in the Policy and is different for each insured.  It is based upon issue age and underwriting class of each insured, and the death benefit option and the supplemental benefit riders chosen.  While this Agreement is in force, the allocation or transfer of amounts to certain subaccounts of the Separate Account may be restricted.  The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available with any of the following riders: Flexible Period Single Life Supplemental Term Insurance; Estate Growth Benefit; Return of Premium Supplemental Term Insurance; and Estate Preservation Supplemental Term Insurance.  This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Extend Maturity Date Agreement

This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability.  During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse.  Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy.  The cost of insurance charge for this Agreement is based on the attained age, gender (in some states) and rate class of the insured.  The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy.  This Agreement can be elected at any time prior to age 90 of the younger insured.  This benefit is subject to the provisions in the Agreement.

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Return of Premium Supplemental Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly anniversary.  The cost of insurance charges for the Agreement include the cost of insurance charges for the term insurance provided under the Agreement.  The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds.  The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider.  This benefit is subject to the provisions in the Agreement.

Estate Preservation Supplemental Term Insurance Agreement

This Agreement provides a supplemental term insurance benefit on the death of the last insured under the Policy if the death of the last insured occurs during the first four policy years.  The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds.  The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider.  This benefit is subject to the provisions in the Agreement.

Term Insurance Agreement

This Agreement adds a last survivor term insurance benefit to the Policy.  Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.20 per $1,000 of specified amount of insurance for the first twelve months of the Agreement.  The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement.  The cost of insurance rates are based on the age, gender (in some states) and rate class of the additional insured.  The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This benefit is subject to the provisions in the Agreement.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits.  All supplemental benefits may not be available in your state.  Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 90% of your cash surrender value.

Interest charged on a policy loan is 5.0% and is payable at the end of each policy year.  If interest is not paid when due, it is added to the loan.  A policy loan does not reduce your policy value.  An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account.  Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account will earn interest at 4.0% (or more at our discretion).  With the interest we credit to the special loan account, the net cost of the policy loan

29

is 1.0%.  After the tenth policy year, we intend to credit interest at the rate of 4.75% (which will result in a net policy loan cost of 0.25% in those years).

You may repay all or part of a loan at any time.  Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify.  If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy.  See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the last insured to die will reduce the amount of the death benefit by the amount of such loan.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect.  Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time.  If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies.  This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•                                          the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•                                          no more than four partial surrenders may be made in a policy year;

•                                          each partial surrender must be at least $250;

•                                          a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•                                          during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $200,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance - by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance.

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Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions.  In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum.  This includes proceeds that become payable because of death or full surrender.  Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income.  Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable.  If you have not made a choice, the payee may change the payment option within the period specified in the Policy.  The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen.  You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax.  Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy.  Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.  Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing.  An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance.  Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code.  The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702.  Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract.  In the absence of final regulations or other pertinent interpretations of Section 7702, however, there

31

is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk.  If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702.  For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above).  The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested.  Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.  In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income.  The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets.  Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies.  We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes the Cash Value Accumulation Test.  The Cash Value Accumulation Test states that under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy.  However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.

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Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy.  In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.  The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change.  At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract.  You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary.  Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules.  First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time.  Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly.  Past due loan interest that is added to the loan amount will be treated as a loan.  Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59½, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible.  In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible.  The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code.  An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified

33

endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Taxation of Policy Split Option Agreement

The Policy Split Option Agreement that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law.  A Policy split could have adverse tax consequences.  For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code.  If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split.  In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts.  Before you exercise rights provided by the Policy split option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years.  An extension of maturity could have adverse tax consequences.  Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes.  For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed.  Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations.  The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS.  The summary is not intended as tax advice.  No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains.  However, we reserve the right to do so in the event there is a change in the tax laws.  We currently do not expect that any such charge will be necessary.

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Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you.  They include the following:

•                                          policy loans in excess of $25,000, and full and partial surrenders;

•                                          change of death benefit option;

•                                          changes in specified amount of insurance;

•                                          change of beneficiary;

•                                          election of payment option for policy proceeds;

•                                          tax withholding elections; and

•                                          grant of telephone transaction privilege to a third party.

You should mail or express these requests to our office.  You should also send notice of the insured person’s death and related documentation to our office.  Communications are not treated as “received” until such time as they have arrived at our office in proper form.  Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day.  Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above.  You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650.  Each communication to us must include your name, your policy number and the name of the insured person.  We cannot process any request that does not include this required information.

Telephone Transactions

You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office.  In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions.  We will not be liable for following transfer instructions, including instructions from the agent of record, communicated by telephone that we reasonably

35

believe to be genuine.  We also reserve the right to suspend or terminate the privilege altogether at any time.  We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account.  Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation.  In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day.  Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.  Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request.  However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy.  If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3.0% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy.  We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act.  In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you.  Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it or within 45 days after you signed your application (or longer in some states).  This is referred to as the “free look” period.  To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

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In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions.  The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid.  In these states money held under your Policy will be allocated to the Penn Series Money Market Fund subaccount during the “free look” period.  At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company.  We were chartered in 1847 and have been continuously engaged in the life insurance business since that date.  We issue and sell life insurance and annuities in all 50 states and the District of Columbia.  Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia.  Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987.  The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds.  They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual.  Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual.  If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.  We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund.  No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds.  However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners.  Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material.  The number of shares for which an owner

37

may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund.  Fractional votes will be counted.  The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders.  Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement.  In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations.  If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report.   Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.  Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies.  HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044.  HTK sells the Policies through its sales representatives.  HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives.  HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies.  Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two.  Registered representatives may be paid commissions on Policies they sell in amounts up to 50% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 2% on premiums paid after the first fifteen policy years.  In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission

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equivalent to an annualized rate of 0.10% of gross policy value during the second through tenth policy years, and a 0.25% of gross policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances.  Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records.  Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation.  While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred’’ status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual.  These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm.  Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts.  You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172.  Or you can call toll-free at 1-800-523-0650.  The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

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APPENDIX A

Sample Minimum Initial Annual Premiums

The following table shows for insureds of varying ages, the minimum initial annual premium for a Policy with a Basic death benefit of $1,000,000. This table assumes the insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

Age of Male	Age of Female	Minimum Initial Annual Premium
35	35	$2,517
40	45	$3,100
45	45	$3,170
50	45	$3,250
55	45	$3,351
55	55	$4,175
60	58	$4,678
65	70	$8,169
70	62	$7,218

A-1

APPENDIX B

Administrative Surrender Charges per $1,000 of Initial Specified Amount

Attained Age of Younger Insured on Policy Date	Charge Per Each $ 1,000 of Initial Specified Amount
20-29	$6.00
30-39	$8.00
40-49	$10.00
50-59	$12.00
60-over	$14.00

Sample Surrender Charge Premiums for $1,000,000 Specified Amount

(NS = Nonsmoker; S = Smoker)

Age of Male	Smoking Status	Age of Female	Smoking Status	Maximum Surrender Charge Premium
50	NS	45	NS	$9,254.00
65	NS	65	NS	$29,399.00
55	S	55	S	$16,280.00
55	S	45	NS	$10,392.00
45	NS	45	S	$9,040.00
35	NS	35	NS	$5,364.00
70	NS	62	S	$25,370.00
40	S	45	S	$9,044.00
65	S	70	NS	$31,204.00
60	NS	58	NS	$16,885.00

B-1

APPENDIX C

Policies Issued to New York Residents

Premium Charge

Policy Year	% of Premium Charge
1 - 15	7.5%
16+	5.5%

Mortality and Expense Risk Charge

Policy Years 1 - 15	—	0.90% annually
Policy Years 16+	—	0.60% annually

Surrender Charge

For Policies issued to New York residents, the surrender charge declines during the 6th through the 14th policy years so that no surrender charge is deductible during the 15th and later policy years.  The surrender factors used to calculate the surrender charge for such Policies are as follows:

Surrender During Policy Year	Surrender Factor Applied to (c) in Formula on Page
1st through 5th	1.00
6th	.90
7th	.80
8th	.70
9th	.60
10th	.50
11th	.40
12th	.30
13th	.20
14th	.10
15th	.00

C-1

APPENDIX D

Illustrative Net Single Premium Factors

For a Policy Issued to a Male Nonsmoker, age 65, standard underwriting class and Female, Nonsmoker, age 65, standard underwriting class.

65	2.2464
66	2.1200
67	2.0406
68	1.9656
69	1.8949
70	1.8283
71	1.7657
72	1.7068
73	1.6517
74	1.6002
75	1.5523
76	1.5080
77	1.4670
78	1.4290
79	1.3940
80	1.3615
81	1.3316
82	1.3040
83	1.2787
84	1.2557
85	1.2348
86	1.2159
87	1.1987
88	1.1831
89	1.1686
90	1.1550
91	1.1421
92	1.1295
93	1.1171
94	1.1044
95	1.0913
96	1.0778
97	1.0643
98	1.0520
99	1.0321

D-1

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STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2008, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172.  Or you can call toll-free at
1-800-523-0650.  The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172.  Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

PROSPECTUS

FOR

VARIABLE ESTATEMAX III

a last survivor flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA  19172

800-523-0650

The Policy provides life insurance on two insureds and a cash surrender value that varies with the investment performance of one or more of the funds set forth below.  The Policy also provides a fixed account in which amounts may be held to accumulate interest.  The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Value Fund	Lord, Abbett & Co. LLC
Large Cap Growth Fund	ABN AMRO Asset Management, Inc.
Index 500 Fund	Wells Capital Management Incorporated
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management Inc.
Strategic Value Fund	Lord, Abbett & Co. LLC
Small Cap Growth Fund	Bjurman, Barry & Associates
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.
International Equity Fund	Vontobel Asset Management, Inc.
REIT Fund	Heitman Real Estate Securities LLC
Large Core Growth Fund	Wells Capital Management Incorporated
Large Core Value Fund	Eaton Vance Management
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Emerging Markets Equity Fund	Van Kampen Asset Management
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
Balanced Fund	Independence Capital Management, Inc.
Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderately Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderate Allocation Fund	Independence Capital Management, Inc.
Moderately Conservative Allocation Fund	Independence Capital Management, Inc.
Conservative Allocation Fund	Independence Capital Management, Inc.

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2008

Guide to Reading this Prospectus

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy.  The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy.  Your rights and obligations under the Policy are determined by the language of the Policy itself.  When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•                  Pages 4 to 5 provide a summary of the benefits and risks of the Policy.

•                  Pages 6 to 13 provide tables showing fees and charges under the Policy.

•                  Pages 13 to 16 provide tables showing fees and expenses of the funds underlying the Policy.

•                  Pages 17 to 42 provide additional information about the Policy, in question and answer format.

•                  Pages 42 to 45 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds in which Policy reserves may be allocated.

•                  Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy.  You should read the relevant prospectus(es) carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy.  Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on two persons that you name.  The value of your Policy will increase or decrease based upon the performance of the investment options you choose.  The death benefit may also increase or decrease based on investment performance.  In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

Death Benefit – While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the last insured dies.  We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility – Amounts you pay to us under your Policy are called “premiums” or “premium payments.”  Within limits, you can make premium payments when you wish.  That is why the Policy is called a “flexible premium” Policy.  Additional premiums may be paid in any amount and at any time.  A premium must be at least $25.

Free Look Period – You have the right to cancel your Policy within 10 days after you receive it (or longer in some states).  This is referred to as the “free look” period.  To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

Five Year No-Lapse Feature – Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceeds the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

Investment Options – The Policy allows you to allocate your policy value to the different investment options listed on pages 1 and 2 of this prospectus.

 Fixed Interest Option – In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account.  The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time.  We guarantee that this rate will be at least 3.0%.

Transfers – Within limitations, you may transfer investment amounts from one investment account to another, and to and from the fixed interest option.  In addition, the Policy offers three automated transfer programs – two dollar cost averaging programs and one asset rebalancing program.

Loans – You may take a loan on your Policy.  You may borrow up to 95% of your cash surrender value.  The minimum amount you may borrow is $250.  Interest charged on a policy loan is 4.0% and is payable at the end of each policy year.  You may repay all or part of a loan at any time.

Surrenders and Withdrawals – You may surrender your Policy in full at any time.  If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies (if any).  This is called your “net cash surrender value.”  In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes – Death benefits paid under life insurance policies are not subject to income tax.  Investment gains from your Policy are not taxed as long as the gains remain in the Policy.  If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders – For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy.  If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability – The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning.  The Policy is not suitable as a short-term savings vehicle.  You will pay a surrender charge should you surrender your Policy within the first 14 policy years.

Investment Performance – The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds.  There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value.  A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds.  Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse – Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the five year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force.  We will notify you of how much premium you will need to pay to keep the Policy in force.  Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse.

Access to Cash Value – If you fully surrender your Policy for cash within the first 14 policy years or within 14 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender.  Also, a partial surrender of your Policy for cash will be subject to an administrative charge.  In addition, any increase to your specified amount will have a 14 year surrender charge schedule attached to it.

Taxes – The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change.  Changes in the law could adversely affect the current tax advantages of purchasing the Policy.  The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.  We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy.  You may wish to consult counsel or other competent tax adviser for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy. (1)  The table below describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid during the first policy year.	27.5% of the amount of premium payments which do not exceed the “maximum surrender charge premium,”(2) and 1.5% of the amount of premium payments above the “maximum surrender charge premium.”(3)
	When a premium is paid after the first policy year.	1.5% of premium payments.
Premium and Federal (DAC) Taxes	When a premium is paid.	2.5% of premium payments.
Surrender Charge applies if the Policy is surrendered within the first 14 policy years, or within 14 years of any increase in the amount of insurance specified in your Policy.	When the Policy is surrendered.

90% of the lesser of (a) $25 per $1,000 of the initial specified amount of insurance (or, increase in specified amount of insurance), (b) total premiums paid in the first policy year (or total premiums paid in first twelve months following an increase in specified amount of insurance) and (c) the “maximum surrender charge premium” (or the “maximum surrender charge premium” in effect on the date of an increase in specified amount of insurance).(2), (4)

Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge
Current Charge	When you make a transfer.	$ 0.00(5)
Guaranteed Maximum Charge	When you make a transfer.	$ 10.00
Loans(6)
Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).
Net Interest Charge(7)	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).(8)

(1)	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.

(2)

The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy.

(3)

The sales charge is currently reduced to 17.5% of premium payments that do not exceed the “maximum surrender charge premium,” during the first Policy year. For Policies sold in New York, this current charge may not be increased. The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured.

(4)

Commencing in the second Policy year (or, in the second year after an increase in specified amount of insurance) and continuing through the fourteenth policy year, (or fourteenth year after an increase in specified amount of insurance) the surrender charge gradually decreases each year, after which there is no longer a charge.

(5)

No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

(6)

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal application when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about policy loans.

(7)	“Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.

(8)

The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned.  The charges do not include fee and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds

Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges:(1)
Current Charges	Monthly	Minimum of $0.00002 to maximum of $43.7667, per $1,000 of net amount at risk.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of net amount at risk.

Policy Charges	When Charge is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$ 0.01500 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$ 0.02385 per $1,000 of net amount at risk.
Mortality and Expense Risk Charge:
Mortality and Expense Risk Face Amount Charge	Monthly

For the first 120 months following policy date, the charges range from a minimum of $0.14 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under, up to a maximum of $0.39 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.(2)

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65
Current Charges	Monthly	$ 0.22 per $1,000 of initial specified amount of insurance.
Guaranteed Maximum Charges	Monthly	$ 0.32 per $1,000 of initial specified amount of insurance.
Mortality and Expense Risk Asset Value Charge	Monthly	An annual effective rate of 0.90% of the policy value for the first ten years and an annual effective rate of 0.35% of the policy value thereafter.(3)
Administrative Fees:	Monthly	$ 50.00 in the first policy year and $15 thereafter.

(1)       The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification.  The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted.  The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications.  The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure.  Your Policy will state the guaranteed maximum cost of insurance charges.  More detailed information concerning your cost of insurance charges is available from our administrative offices upon request.  Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested.  The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy.  For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? – Monthly Deductions – Cost of Insurance in this prospectus.

(2)       The mortality and expense risk face amount charges are currently reduced.  For the first 120 months following policy date, the charges range from a minimum of $0.04 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under, up to a maximum of $0.29 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83.  A similar charge applies to an increase in the specified amount of insurance for the first 120 months following the increase.

(3)       The charge is currently reduced to an annual effective rate of 0.60% of the policy value for the first ten years and an annual effective rate of 0.05% of the policy value thereafter.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy.  They are in addition to the charges applicable under the base Policy.  The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Policy Split Option Agreement:

Cost of Insurance Charges(1)

Current Charges	Monthly	No charge.
Guaranteed Maximum Charges	Monthly	No charge.
2. Enhanced Policy Split Option Agreement:

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.
3. Estate Growth Agreement – Automatic Increases in Specified Amount:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00001 to maximum of $43.7667, per $1,000 of estate growth benefit.
Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of estate growth benefit.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.01500 per $1,000 of estate growth benefit.

Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of estate growth benefit.

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
4. Guaranteed Continuation of Policy:

Cost of Insurance Charges(1)	Monthly	$0.01 per $1,000 of specified amount of insurance.
5. Option to Extend Maturity Date:

Cost of Insurance Charges(1)

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	Minimum of $3.23 to maximum of $5.73, per $1,000 of net amount at risk attributable to the option agreement.
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	$0 per $1,000 of net amount at risk attributable to the option agreement.
6. Flexible Period – Single Life Supplemental Term Insurance Agreement:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.0559 to maximum of $26.1662, per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0841 to maximum of $83.33333, per $1,000 of term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$1.291 per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	$1.7639 per $1,000 of term insurance benefit.

Administrative Charges

First year of Agreement	Monthly	$0.10 per $1,000 of term insurance benefit.

First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of term insurance benefit.

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
7. Return of Premium Supplemental Term Insurance:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00002 to maximum of $43.7667, per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.01500 per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of term insurance benefit.
8. Estate Preservation Supplemental Term Insurance Agreement:

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00002 to maximum of $7.6311, per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.0008 to maximum of $9.82087, per $1,000 of term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.01500 per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of term insurance benefit.

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
9. Supplemental Term Insurance Agreement:(2)

Cost of Insurance Charges(1)

Current Charges	Monthly	Minimum of $0.00001 to maximum of $42.82317, per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00008 to maximum of $83.33333, per $1,000 of net amount at risk attributable to the term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.00015 per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.02385 per $1,000 of net amount at risk attributable to the term insurance benefit.

Mortality and Expense Risk Face Amount Charge

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly

For the first 120 months following Policy date, the charges range from a minimum of $0.19 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under, up to a maximum of $0.44 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0 per $1,000 of the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.37 per $1,000 of the term insurance benefit.
10. Supplemental Exchange Agreement:

Current Charges	Monthly	No charge.

Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Guaranteed Maximum Charges	Monthly	No charge.

(1)       The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification.  The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted.  The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications.  The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure.  The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy.  More detailed information concerning your cost of insurance charges is available from our administrative offices upon request.  Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested.  The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider.  For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.

(2)       For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the Policy value will be allocated as follows:  first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases.  Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the Policy value will be allocated to the most recent increase in the specified amount in the Policy.

The next table shows the minimum and maximum total operating expenses of funds whose shares may be held in subaccounts of the Separate Account under the Policy.  Fee and expense information for each fund is contained in the tables following this table.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of fund companies, including management fees and other expenses)	0.35%	1.60%

The following table provides more specific detail about the total fund operating expenses for each fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Management Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Fund Expenses	Fee Waivers		Net Fund Expenses

Money Market(1)	0.20%	0.30%		0.00%		0.50%	0.00%		0.50%
Limited Maturity Bond(1)	0.30%	0.30%		0.01	%(3)	0.61%	0.00%		0.61%
Quality Bond(1)	0.33%	0.27%		0.00%		0.60%	0.00%		0.60%
High Yield Bond(1)	0.50%	0.34%		0.00%		0.84%	0.00%		0.84%
Flexibly Managed(1)	0.60%	0.23%		0.00%		0.83%	0.00%		0.83%
Growth Stock(1)	0.63%	0.31%		0.00%		0.94%	0.00%		0.94%
Large Cap Value(1)	0.60%	0.28%		0.00%		0.88%	0.00%		0.88	%(6)
Large Cap Growth(1)	0.55%	0.32%		0.00%		0.87%	0.00%		0.87	%(6)
Index 500(1)	0.07%	0.28%		0.00%		0.35%	0.00%		0.35%
Mid Cap Growth(1)	0.70%	0.31%		0.00%		1.01%	0.00%		1.01	%(6)
Mid Cap Value(1)	0.55%	0.28%		0.00%		0.83%	0.00%		0.83	%(6)
Strategic Value(1)	0.72%	0.34%		0.00%		1.06%	0.00%		1.06	%(6)
Small Cap Growth(1)	0.74%	0.28%		0.00%		1.02%	0.00%		1.02%
Small Cap Value(1)	0.85%	0.30%		0.00%		1.15%	0.00%		1.15%
International Equity(1)	0.85%	0.33%		0.00%		1.18%	0.00%		1.18	%(6)
REIT(1)	0.70%	0.29%		0.00%		0.99%	0.00%		0.99%
Large Core Growth	0.56%	0.27	%(2)	0.00%		0.83%	0.19	%(5)	0.64%
Large Core Value	0.46%	0.27	%(2)	0.00%		0.73%	0.19	%(5)	0.54%
SMID Cap Growth	0.75%	0.30	%(2)	0.00%		1.05%	0.00%		1.05%
SMID Cap Value	0.95%	0.30	%(2)	0.00%		1.25%	0.11	%(5)	1.14%
Emerging Markets Equity	1.25%	0.40	%(2)	0.02%		1.67%	0.07	%(5)	1.60%
Small Cap Index	0.30%	0.35	%(2)	0.00%		0.65%	0.10	%(5)	0.55%
Developed International Index	0.30%	0.37	%(2)	0.00%		0.67%	0.08	%(5)	0.59%
Balanced	0.00%	0.22	%(2)	0.45	%(4)	0.67%	0.05	%(5)	0.62%
Aggressive Allocation	0.10%	0.23	%(2)	0.97	%(4)	1.30%	0.00	%(5)	1.30%
Moderately Aggressive Allocation	0.10%	0.23	%(2)	0.88	%(4)	1.21%	0.00	%(5)	1.21%
Moderate Allocation	0.10%	0.23	%(2)	0.84	%(4)	1.17%	0.00	%(5)	1.17%
Moderately Conservative Allocation	0.10%	0.23	%(2)	0.78	%(4)	1.11%	0.00	%(5)	1.11%
Conservative Allocation	0.10%	0.23	%(2)	0.69	%(4)	1.02%	0.00	%(5)	1.02%

(1)	These expenses are for the fiscal year ended December 31, 2007.
(2)	These expenses are based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the prior fiscal year.
(4)

Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal year.

(5)

The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of certain funds from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced

Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds.  Further, this  agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not  “interested persons” of the Company, approves it at least annually.

Large Core Growth	0.64%
Large Core Value	0.54%
SMID Cap Value	1.14%
Emerging Markets Equity	1.58%
Small Cap Index	0.55%
Developed International Index	0.59%
Balanced	0.62%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderate Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

(6)           Certain sub-advisers have directed certain portfolio trades to a broker.  A portion of the commissions paid to that broker has been recaptured by the Funds.  The total expenses for the Funds after the recapture (not including each Fund’s acquired fund fees and expenses) were:

Large Cap Value	0.86%
Large Cap Growth	0.83%
Mid Cap Growth	0.97%
Mid Cap Value	0.79%
Strategic Value	1.04%
International Equity	1.16%

Please review these tables carefully.  They show the expenses that you pay directly and indirectly when you purchase a Policy.  Your expenses include policy expenses and the expenses of the Funds that you select.  The prospectus of Penn Series Funds, Inc. accompanies this prospectus.  These prospectuses contain additional information regarding these Funds’ expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy.  The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on two persons.  It is called a “last survivor” Policy because no insurance proceeds (“death benefit”) are payable until the death of the second of two insureds (the “last surviving insured”).  The value of your Policy will increase or decrease based upon the performance of the investment funds you choose.  The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy.  The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

While at least one of the two insured persons is alive, you will have several options under the Policy.  Here are some major ones:

•                                          Determine when and how much you pay to us

•                                          Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

•                                          Borrow money

•                                          Change the beneficiary

•                                          Change the amount of insurance protection

•                                          Change the death benefit option you have selected

•                                          Surrender or partially surrender your Policy for all or part of its net cash surrender value

•                                          Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents.  We require satisfactory evidence of insurability, which may include a medical examination of each or one of the proposed insureds.  We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application.  Insurance coverage under the Policy is effective on the policy date after we accept the application.

The maturity date of your Policy is the policy anniversary nearest the younger insured’s 100th birthday.  If the Policy is still in force on the maturity date, a maturity benefit will be paid to you.  The maturity benefit is equal to the policy value less any policy loan on the maturity date.  Upon written request of the owner, the Policy will continue in force beyond the maturity date.  Thereafter, the death benefit will be the net policy value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it.  The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy.  Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.”  The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits.  Within limits, you can make premium payments when you wish.  That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time.  A premium must be at least $25.  We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application.  If you have chosen to qualify your Policy as life insurance under the Guideline Premium\Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy.  We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law.  See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.”  We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code.  See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy.  You choose this amount in the policy application.  We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also choose in your application how often to pay planned premiums - annually, semi-annually, quarterly or monthly.  You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges.  See Five Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company.  Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•                                          by wire or by exchange from another insurance company;

•                                          via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method); or

•                                          if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Five Year No-Lapse Feature

Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)                                  is the total premiums you have paid, less any partial surrenders you made; and

(b)                                 is the monthly “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you increase the specified amount of insurance under your Policy during the first five policy years, we will extend the five year no-lapse provision to five years after the effective date of the increase.

The monthly “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

The five year no-lapse feature will not apply if the amount borrowed under your Policy results in a policy loan amount in excess of the maximum loan amount.  See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the five year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force.  You will have a 61 day “grace period” from the date we notify you to make that payment.  If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse).  All coverage under the Policy will then cease.

If the last survivor dies during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the beginning of the grace period if both insureds are alive or if one of the insureds died prior to the lapse.  You will have to provide evidence that the insured person (or persons, if both insureds are living) still meets our requirements for issuing insurance.  You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums.  See Can I Change Insurance Coverage Under the Policy? in this prospectus.  We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge.  We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy.  The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period.  A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business).  It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next.  The net investment factor is determined by dividing (a) by (b), where

(a)                                  is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)                                 is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the lives of the two persons to be insured.  This is called the “specified amount” of insurance.  The minimum specified amount of insurance that you can purchase is $200,000.

Death Benefit Options

When the last of the insured persons dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan.  We offer two different types of death benefits payable under the Policy. You choose which one you want in the application.  They are:

•                                          Option 1 - The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the last insured’s death.

•                                         Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the last insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application.  If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the younger of the two insureds has attained age 40 or less and decreases to 100% when the younger of the two insureds attains age 100.  A table showing “applicable percentages” is included in Appendix C.

For the Cash Value Accumulation Test, the “applicable percentages” will vary by the insureds’ attained ages and their insurance risk characteristics.  A table showing “applicable percentages” is included in Appendix D.

If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase.  However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1.  On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take.  Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•                                          after the change, the specified amount of insurance must be at least $200,000;

•                                          no change may be made in the first policy year and no more than one change may be made in any policy year; and

•                                          if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insureds, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•                                          you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•                                          you must return your policy so we can amend it to reflect the increase;

•                                          the amount of the increase must be at least $10,000; and

•                                          no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

If you increase the specified amount within the first five policy years, the five year no-lapse period will be extended.

You may decrease the specified amount of insurance, subject to the following conditions:

•                                          no change may be made in the first policy year;

•                                          no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•                                          no decrease may be made within one year of an increase in the specified amount; and

•                                          any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $200,000.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time.  We guarantee that this rate will be at least 3.0%.  The current declared rate will appear in the annual statement we will send to you.  If you want to know what the current declared rate is, simply call or write to us.  Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk asset value charge described later in this prospectus.  Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•                                          the net premiums you have paid;

•                                          plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•                                          plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

•                                          minus policy charges we deduct; and

•                                          minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value.  See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time.  You make your original allocation in the application for your Policy.  The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the fixed interest option.  To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount.  Transfers are subject to the following conditions:

•              the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•              if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•              we may defer transfers under certain conditions;

•              transfers may not be made during the free look period;

•              transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year;

•              the maximum amount that may be transferred out of the fixed interest option each year is limited to the greater of $5,000 or 25% of the accumulated value of the fixed interest option; and

•              the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options.  We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so.  However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect.  We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts.  Frequent exchanges among subaccounts and market timing by policy owners can reduce the long–term returns of the underlying funds.  The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund.

Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance–dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts.  Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading.  As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading.  Please review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below.  We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy.  If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading.  In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading.  If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.               A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.               If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the policy owner’s original signature.  Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

3.               Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option.  You choose the investment options and the dollar amount and timing of the transfers.  The program is designed to reduce the risks that result from market fluctuations.  It does this by spreading out the allocation of your money to investment options over a longer period of time.  This allows you to reduce the risk of investing most of your money at a time when market prices are high.  The success of this strategy depends on market trends.  The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market.  To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50.  You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.

Dollar Cost Averaging Account – Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select.  Premium payments may be allocated to the account at any time.  The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly.  In addition, you are permitted to take loans on or withdraw money from the funds available in the account.  The account operates on a twelve-month cycle beginning on the 15th of the month following your allocation of a premium payment to the account.  Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the variable investment option(s) you selected.  The account terminates when the Policy lapses or is surrendered, on the death of the last insured, at the end of the twelve-month cycle or at your request.  Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy.  You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.  No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified.  Over time, variations in investment results will change the allocation percentage.  On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen.  Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance.  The minimum policy value to start the program is $1,000.  If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program.  You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  You may discontinue the program at any time.

What Are the Fees and Charges Under the Policy?

Premium Charge

•                                          In the first policy year, we currently deduct 20% of the amount of premium payments which do not exceed the maximum surrender charge premium and 4.0% of the amount of premium payments above the maximum surrender charge premium, before they are allocated to the investment options.  The maximum surrender charge premium is calculated for each Policy and is stated in the Policy, and, for any Policy we issue, cannot exceed $50.00 per $1,000 of insurance specified in the Policy.  The premium charge deduction consists of 2.5% to cover state and federal premium taxes and the remaining amount to partially compensate us for the expense of selling and distributing the Policies.  For premiums received after the first policy year, we will deduct 4.0% of premium payments on both a current and a guaranteed basis.  This will consist of 2.5% to cover state and federal premium taxes and 1.5% to partially compensate us for the expense of selling and distributing the Policies.  For Policies issued in states other than New York we may increase the charge on premium payments received in the first policy year which do not exceed the maximum surrender charge premium but to not more than 30% of such payments. We will notify you in advance if we change our current rates.

Monthly Deductions

•                                          Insurance Charge - A monthly charge for the cost of insurance protection.  The amount of insurance risk we assume varies from Policy to Policy and from month to month.  The insurance charge therefore also varies.  To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table.  The table in your Policy will show the maximum cost of insurance rates that we can charge.  The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy.  The table of rates we use will vary by issue age, policy duration and the insurance risk characteristics.  We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk.  We currently place people we insure in the following rate classes: a tobacco or nontobacco standard rate class, a preferred underwriting class (tobacco or nontobacco), or a rate class involving a higher mortality risk (a “substandard class”).  Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insureds’ attained ages increase.  In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account).  If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options.  You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account).  Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

•                                          Administrative Charge - A monthly charge to help cover our administrative costs.  This charge is equal to a flat dollar charge of $50 in the first policy year and $15 thereafter.  Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records.  In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account).  If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options.  You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account).  Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

•                                          Mortality and Expense Risk Charge - A monthly charge to cover mortality and expense risks.  The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated.  The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration.  We will notify you in advance if we change our current rates.  We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)           Mortality and Expense Risk Face Amount Charge.  For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance that varies with the issue age of the insured, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase that varies with the age of the insured on the effective date of the increase.  Sample current and guaranteed maximum rates for the face amount component are shown in Appendix A.  Guaranteed maximum rates range from 0.14 to 0.39, depending on issue ages of the insureds.  In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account).  If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options.  You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office.  If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account).  Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

(2)           Mortality and Expense Risk Asset Value Charge.  We deduct a monthly charge from your policy value that is allocated to the variable investment options.  This charge is deducted pro-rata from your variable investment accounts.  The charge does not apply to the fixed interest option. The current charge is equivalent to an annual effective rate of 0.60% for the first ten policy years and an annual rate of 0.05% of the policy value thereafter.  The guaranteed charge is equivalent to an annual effective rate of 0.90% of the policy value for the first ten policy years and an annual effective rate of 0.35% of the policy value thereafter.

For Policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount, and (2) Monthly Policy Value Charge.

•                                          Optional Supplemental Benefit Charges - Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year.  We will notify policy owners in advance if we decide to impose the charge.  We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.  Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 14 policy years or within 14 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 14 policy years, the surrender charge equals (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

(a)   is $25.00 per thousand of specified amount;

(b)   is the total premiums paid in the first policy year;

(c)   is  the maximum surrender charge premium (which is an amount calculated separately for each Policy); and

(d)   is the applicable surrender factor for the policy year during which the surrender is made (see table below).

With respect to a surrender within 14 years of an increase in the specified amount of insurance under your Policy, the surrender charge is equal to (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

(a)   is $25.00 per thousand of the specified amount of the increase;

(b)   is the total premiums paid in the first twelve months following the effective date of the increase;

(c)   is the maximum surrender charge premium at the effective date of the increase (which is an amount calculated separately for each Policy); and

(d)   is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor Applied to (c) in Formula
1st	1.00
2nd	0.90
3rd	0.83
4th	0.76
5th	0.69
6th	0.62
7th	0.55
8th	0.48
9th	0.41
10th	0.34
11th	0.27
12th	0.20
13th	0.13

Surrender During Policy Year	Surrender Factor Applied to (c) in Formula
14th	0.06
15th and later	0.00

The maximum surrender charge that may be deducted on surrender of a Policy is $22.50 per $1,000 of insurance specified in the Policy.

The surrender charge consists of a sales charge component and an administrative charge component.  The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies.  The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies.  Our unrecovered sales expenses are paid for from our surplus.  The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insureds’ rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2.0% of the amount surrendered.  The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy.  If riders are added to your Policy, the monthly charges for the supplemental benefits may be deducted from your policy value in addition to the charges paid under the base Policy.

Flexible Period Single Life Supplemental Term Insurance Agreement

This Agreement provides term insurance coverage on one of the insureds for a specified period of time.  The Agreement can be placed in force on each insured.  We will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount during the first twelve months of the Agreement.  If the specified amount of insurance has increased within the past year, we will deduct a charge of $0.10 per $1,000 of the increased specified amount.  The cost of insurance rates are based on the age, gender (in some states), and rate class of the insured.  The term insurance may be converted to a life or endowment policy without evidence of insurability. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements.  This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider.  This benefit is subject to the provisions of the Agreement.

Policy Split Option Agreement

This Agreement permits the Policy to be split into two flexible premium adjustable life policies within six months following the occurrence of either of the following events:

•                                          issuance of a final divorce decree relating to the two insureds, or

•                                          a change in federal estate tax law that results in the inability to defer estate taxes until the death of the last surviving insured.

Each insured must submit evidence of insurability satisfactory to us to exchange the Policy for two individual life insurance policies.  There is no charge for the Agreement.  This Agreement is automatically added to your base Policy at the time you purchase your Policy if the older of the two insureds is age 79 or younger.  This benefit is subject to the provisions of the Agreement.

Enhanced Policy Split Option Agreement

This Agreement permits the Policy to be split into two individual universal life policies without evidence of insurability.

The option provided in this Agreement may be exercised within 90 days after a change in the Federal Estate Tax Law which results in any of the following:

1.             Complete removal or material limitation of the unlimited marital deduction as defined in the Internal Revenue Code.  A material limitation is defined to meet either or both of the following:

(a)           if the limitation is expressed as a percentage of the estate, the limitation must cap the Unlimited Marital Deduction at 50% or less of the estate’s value;

(b)           if the limitation is expressed as a dollar amount, the limitation must cap the Unlimited Marital Deduction at an amount which is less than the Specified Amount of the policy to which it is attached plus the Specified Amount of the policy to which it is attached plus the Specified Amount of a Supplemental Term Insurance Agreement, if attached.

2.             Reduction in the dollar amount of the Federal Unified Credit, as defined in the Internal Revenue Code, by 50% or more; or

3.             Subtraction of 25% or more from the percentage Federal Estate Tax rate that would be applicable to the estate of the last insured to die.

There is no charge for the Agreement.  This Agreement is automatically added to your base Policy at the time you purchase your Policy if: (a) the insureds are married; (b) the older of the two insureds is age 79 or younger; and (c) neither insured has a table rating, flat extra rating, or is uninsurable.  This benefit is subject to the provisions of the Agreement.

Estate Growth Agreement — Automatic Increases in Specified Amount

This Agreement provides for automatic annual increases in the total insurance benefit.  Each automatic increase is the initial amount of specified amount of insurance plus increases in specified amount of insurance multiplied by the estate growth benefit rate specified in the Policy.  Increases will end on the policy anniversary nearest the younger insured’s 80th birthday.  The total specified amount of insurance under the Policy may not exceed two times the initial specified amount, plus any increase in the initial specified amount of insurance that required evidence of insurability.  Cost of insurance charges applied to the increased amounts of insurance are based on age, gender (in some states) and rate class of the insured coverage under the rider.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider.  This benefit is subject to the provisions of the Agreement.

Supplemental Exchange Agreement

The Agreement provides that the Policy may be exchanged for a new life insurance policy insuring a new joint insured, so long as the new joint insured has the same insurable relationship to the remaining insured as did the insured being replaced, subject to conditions set forth in the Agreement.  The new insured must submit satisfactory evidence of insurability, the new insured must be at least 20 years of age on the birthday nearest the policy date of the Agreement and the differences in ages of the remaining insured and the new insured must not be greater than 30 years.  There is no charge for the Agreement.  This Agreement is automatically added to corporate-owned Policies.  This benefit is subject to the provisions of the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as on each monthly anniversary of the Policy all premiums paid less any partial surrenders, policy loans and unpaid loan interest is equal to or greater than the “guaranteed continuation of policy premium” multiplied by the number of elapsed policy months since the Policy date.  The “guaranteed continuation of policy premium” is specified in the Policy, and is different for each insured.  It is based upon issue age and underwriting class of each insured, and the death benefit option and the supplemental benefit riders chosen.  While this Agreement is in force, the allocation or transfer of amounts to certain subaccounts of the Separate Account may be restricted.  The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available with any of the following riders: Flexible Period Single Life Supplemental Term Insurance; Estate Growth Benefit; Return of Premium Supplemental Term Insurance; and Estate Preservation Supplemental Term Insurance.  This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Extend Maturity Date Agreement

This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability.  During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse.  Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy.  The cost of insurance charge for this Agreement is based on the attained age, gender (in some states) and rate class of the insured.  The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy.  This Agreement can be elected at any time prior to age 90 of the younger insured.  This benefit is subject to the provisions in the Agreement.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly anniversary.  The cost of insurance charges for the Agreement includes the cost of insurance charges for the term insurance provided under the Agreement.  The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds.  The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider.  This benefit is subject to the provisions in the Agreement.

Estate Preservation Supplemental Term Insurance Agreement

This Agreement provides a supplemental term insurance benefit on the death of the last insured under the Policy.  The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds.  The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy.  You may add this Agreement to your base Policy only at the time you purchase your Policy.  This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider.  This benefit is subject to the provisions in the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds last survivor term insurance to the death benefit provided under the Policy.  The rider modifies the death benefit options as provided in the Policy as follows:

Option 1:  The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the rider, or (b) the “applicable percentage” of the policy value on the date of death of the last insured to die.

Option 2:  The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the rider, and the policy value on the date of death of the last insured to die, or (b) the “applicable percentage” of the policy value on the date of death of the last insured to die.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) applied to the amount of term insurance added to the Policy by the Agreement.  We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future.  If a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy.  Guaranteed maximum mortality and expense risk face amount charges (monthly per $1,000 of specified amount of charge for policies issued in Maryland) for term insurance added by the Agreement are shown in Appendix B.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement.  The cost of insurance rates for the term insurance based on attained age, gender (in some states) and rate class of each insured, will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement.  The total current charges that you pay for your insurance will be less with term insurance added by the Agreement.  It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.  This benefit is subject to the provisions in the Agreement.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits.  All supplemental benefits may not be available in your state.  Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 95% of your cash surrender value.  The minimum amount you may borrow is $250.

Interest charged on a policy loan is 4.0% and is payable at the end of each policy year.  If interest is not paid when due, it is added to the loan.  A policy loan does not reduce your policy value.  An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account.  Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account.  The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York).  On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time.  Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify.  If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy.  See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the last insured to die will reduce the amount of the death benefit by the amount of such loan.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect.  Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time.  If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies.  This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•                                          the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•                                          no more than four partial surrenders may be made in a policy year;

•                                          each partial surrender must be at least $250;

•                                          a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•                                          the partial surrender may not reduce the specified amount of insurance under your Policy to less than $200,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance - by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions.  In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum.  This includes proceeds that become payable because of death or full surrender.  Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income.  Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable.  If you have not made a choice, the payee may change the payment option within the period specified in the Policy.  The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen.  You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax.  Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy.  Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.  Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing.  An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance.  Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code.  The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702.  Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract.  In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk.  If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702.  For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above).  The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested.  Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.  In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income.  The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets.  Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies.  We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies.  In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test.  At the time of issuance of the Policy, you choose which test you want to be applied.  It may not thereafter be changed.  If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•                                          Cash Value Accumulation Test - Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•                                          Guideline Premium/Cash Value Corridor Test - The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement.  Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy.  Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy.  If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test.  However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.  Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy.  If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy.  In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.  The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change.  At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract.  You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules.  First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time.  Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly.  Past due loan interest that is added to the loan amount will be treated as a loan.  Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59½, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible.  In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible.  The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code.  An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Taxation of Policy Split Option Agreement

The Policy Split Option Agreement that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law.  A Policy split could have adverse tax consequences.  For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code.  If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split.  In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts.  Before you exercise rights provided by the Policy split option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years.  An extension of maturity could have adverse tax consequences.  Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes.  For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed.  Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations.  The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS.  The summary is not intended as tax advice.  No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains.  However, we reserve the right to do so in the event there is a change in the tax laws.  We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant.  If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

 You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you.  They include the following:

•                                          policy loans in excess of $25,000, and full and partial surrenders;

•                                          change of death benefit option;

•                                          changes in specified amount of insurance;

•                                          change of beneficiary;

•                                          election of payment option for policy proceeds;

•                                          tax withholding elections; and

•                                          grant of telephone transaction privilege to a third party.

You should mail or express these requests to our office.  You should also send notice of the insured person’s death and related documentation to our office.  Communications are not treated as “received” until such time as they have arrived at our office in proper form.  Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day.  Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above.  You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650.  Each communication to us must include your name, your policy number and the name of the insured person.  We cannot process any request that does not include this required information.

Telephone Transactions

You or the agent of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office.  In addition, if you complete a special authorization form, you may authorize a third person, other than the agent of record, to act on your behalf in giving us telephone transfer instructions.  We will not be liable for following transfer instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine.  We also reserve the right to suspend or terminate the privilege altogether at any time.  We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment.  A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account.  Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation.  In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.  Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request.  However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy.  If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3.0% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy.  We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act.  In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you.  Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states).  This is referred to as the “free look” period.  To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions.  The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid.  In these states money held under your Policy will be allocated to the Penn Series Money Market Fund subaccount during the “free look” period.  At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company.  We were chartered in 1847 and have been continuously engaged in the life insurance business since that date.  We issue and sell life insurance and annuities in all 50 states and the District of Columbia.  Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia.  Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987.  The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds.  They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual.  Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual.  If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.  We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund.  No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds.  However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners.  Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material.  The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund.  Fractional votes will be counted.  The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders.  Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement.  In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations.  If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report.   Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account.  Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

 Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies.  HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044.  HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives.  HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies.  Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two.  Registered representatives may be paid commissions on Policies they sell in amounts up to 50% of first year premiums of sales, 3% on premiums paid during the second through fifteenth policy years, and 2% on premiums paid after the first fifteen policy years.  In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances.  Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records.  Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred’’ status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

 Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual.  These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm.  Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts.  You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172.  Or you can call toll-free at 1-800-523-0650.  The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Mortality and Expense Risk Face Amount Charges

Current Monthly Rates per $1,000 of Initial Face Amount

Average Issue Age of Insureds	Rate
20	0.04
25	0.05
30	0.07
35	0.09
40	0.11
45	0.13
50	0.16
55	0.18
60	0.20
65	0.22
70	0.24
75	0.26
80	0.28
83	0.29

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

Average Issue Age of Insureds	Rate
20	0.14
25	0.15
30	0.17
35	0.19
40	0.21
45	0.23
50	0.26
55	0.28
60	0.30
65	0.32
70	0.34
75	0.36
80	0.38
83	0.39

Representative figures shown.  For issue ages not listed, please ask your registered representative.

A-1

APPENDIX B

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

Supplemental Term Insurance Rider

Average Issue Age of Insureds	Rate
20	0.19
25	0.20
30	0.22
35	0.24
40	0.26
45	0.28
50	0.31
55	0.33
60	0.35
65	0.37
70	0.39
75	0.41
80	0.43
83	0.44

Representative figures shown.  For issue ages not listed, please ask you registered representative.

B-1

APPENDIX C

Sample Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%
0-40	250%	51	178%	62	126%	73	109%	84	105%
41	243%	52	171%	63	124%	74	107%	85	105%
42	236%	53	164%	64	122%	75	105%	86	105%
43	229%	54	157%	65	120%	76	105%	87	105%
44	222%	55	150%	66	119%	77	105%	88	105%
45	215%	56	146%	67	118%	78	105%	89	105%
46	209%	57	142%	68	117%	79	105%	90	105%
47	203%	58	138%	69	116%	80	105%	91	104%
48	197%	59	134%	70	115%	81	105%	92	103%
49	191%	60	130%	71	113%	82	105%	93	102%
50	185%	61	128%	72	111%	83	105%	94-99	101%

C-1

APPENDIX D

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	417.61%	53	240.32%	69	156.24%	85	119.81%
20	699.48%	37	403.76%	54	233.12%	70	152.83%	86	118.55%
21	679.26%	38	390.40%	55	226.22%	71	149.57%	87	117.38%
22	659.36%	39	377.52%	56	219.61%	72	146.49%	88	116.28%
23	639.73%	40	365.11%	57	213.30%	73	143.58%	89	115.23%
24	620.39%	41	353.15%	58	207.25%	74	140.85%	90	114.21%
25	601.33%	42	341.65%	59	201.45%	75	138.30%	91	113.20%
26	582.53%	43	330.57%	60	195.91%	76	135.91%	92	112.17%
27	564.06%	44	319.91%	61	190.60%	77	133.67%	93	111.08%
28	545.97%	45	309.63%	62	185.53%	78	131.57%	94	109.92%
29	528.29%	46	299.75%	63	180.70%	79	129.58%	95	108.65%
30	511.04%	47	290.24%	64	176.09%	80	127.70%	96	107.27%
31	494.24%	48	281.10%	65	171.71%	81	125.91%	97	105.80%
32	477.93%	49	272.29%	66	167.55%	82	124.22%	98	104.25%
33	462.11%	50	263.82%	67	163.60%	83	122.64%	99	102.60%
34	446.78%	51	255.67%	68	159.83%	84	121.17%	100	100.00%
35	431.94%	52	247.84%

Female Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	468.31%	53	270.97%	69	171.23%	85	122.77%
20	796.54%	37	452.83%	54	262.85%	70	166.87%	86	121.08%
21	771.20%	38	437.93%	55	255.03%	71	162.66%	87	119.50%
22	746.54%	39	423.58%	56	247.50%	72	158.63%	88	118.03%
23	722.57%	40	409.78%	57	240.24%	73	154.80%	89	116.64%
24	699.24%	41	396.51%	58	233.24%	74	151.16%	90	115.32%
25	676.63%	42	383.77%	59	226.46%	75	147.74%	91	114.03%
26	654.62%	43	371.51%	60	219.89%	76	144.52%	92	112.76%
27	633.28%	44	359.71%	61	213.54%	77	141.49%	93	111.49%
28	612.56%	45	348.34%	62	207.41%	78	138.64%	94	110.17%
29	592.47%	46	337.38%	63	201.52%	79	135.95%	95	108.79%
30	572.99%	47	326.82%	64	195.89%	80	133.39%	96	107.34%
31	554.12%	48	316.63%	65	190.51%	81	130.98%	97	105.82%
32	535.83%	49	306.81%	66	185.37%	82	128.71%	98	104.26%
33	518.10%	50	297.34%	67	180.47%	83	126.58%	99	102.60%
34	500.93%	51	288.22%	68	175.76%	84	124.60%	100	100.00%
35	484.36%	52	279.43%

D-1

Sample Applicable Percentages Under the Cash Value Accumulation Test

Male Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	342.96%	53	206.34%	69	144.93%	85	118.30%
20	567.36%	37	331.98%	54	201.00%	70	142.45%	86	117.35%
21	551.35%	38	321.41%	55	195.91%	71	140.09%	87	116.44%
22	535.65%	39	311.26%	56	191.05%	72	137.84%	88	115.56%
23	520.14%	40	301.52%	57	186.43%	73	135.71%	89	114.71%
24	504.81%	41	292.18%	58	182.01%	74	133.71%	90	113.85%
25	489.67%	42	283.23%	59	177.78%	75	131.84%	91	112.97%
26	474.70%	43	274.66%	60	173.72%	76	130.10%	92	112.04%
27	459.94%	44	266.46%	61	169.84%	77	128.48%	93	111.02%
28	445.46%	45	258.59%	62	166.14%	78	126.96%	94	109.89%
29	431.30%	46	251.07%	63	162.61%	79	125.52%	95	108.65%
30	417.48%	47	243.85%	64	159.26%	80	124.15%	96	107.27%
31	404.05%	48	236.93%	65	156.08%	81	122.84%	97	105.80%
32	391.02%	49	230.29%	66	153.08%	82	121.59%	98	104.25%
33	378.39%	50	223.92%	67	150.23%	83	120.42%	99	102.60%
34	366.17%	51	217.79%	68	147.52%	84	119.32%	100	100.00%
35	354.36%	52	211.94%

Female Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
0-19	N/A	36	413.45%	53	247.46%	69	163.93%	85	121.86%
20	700.22%	37	400.10%	54	240.74%	70	160.19%	86	120.34%
21	677.90%	38	387.29%	55	234.28%	71	156.56%	87	118.94%
22	656.20%	39	375.01%	56	228.06%	72	153.07%	88	117.61%
23	635.13%	40	363.24%	57	222.06%	73	149.74%	89	116.35%
24	614.65%	41	351.98%	58	216.25%	74	146.59%	90	125.11%
25	594.81%	42	341.22%	59	210.60%	75	143.63%	91	113.90%
26	575.52%	43	330.93%	60	205.10%	76	140.85%	92	112.70%
27	556.84%	44	321.06%	61	199.75%	77	138.24%	93	111.46%
28	538.74%	45	311.58%	62	194.58%	78	135.78%	94	110.17%
29	521.19%	46	302.46%	63	189.59%	79	133.44%	95	108.79%
30	504.21%	47	293.69%	64	184.82%	80	131.22%	96	107.34%
31	487.80%	48	285.25%	65	180.27%	81	129.11%	97	105.82%
32	471.91%	49	277.11%	66	175.93%	82	127.12%	98	104.26%
33	456.54%	50	269.27%	67	171.78%	83	125.23%	99	102.60%
34	441.67%	51	261.73%	68	167.79%	84	123.48%	100	100.00%
35	427.33%	52	254.46%

D-2

STATEMENT OF ADDITIONAL INFORMATION

 A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2008, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172.  Or you can call toll-free at
1-800-523-0650.  The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172.  Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

SUPPLEMENT DATED MAY 1, 2008 TO
PROSPECTUSES DATED MAY 1, 2008

FOR

DIVERSIFIER II, RETIREMENT PLANNER VA,
ENHANCED CREDIT VARIABLE ANNUITY,
PENNANT SELECT AND PENN FREEDOM

CORNERSTONE VUL II, CORNERSTONE VUL III,
CORNERSTONE VUL IV, ESTATE MAX II AND ESTATE MAX III

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE LIFE ACCOUNT I

AND

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

PHILADELPHIA, PA 19172

800-523-0650

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

IMPORTANT NOTICE

The Penn Mutual Life Insurance Company will be making some enhancements to the investment options within their variable products. These enhancements are part of an ongoing effort to deliver a diversified mix of investment options that have been carefully selected to meet the needs of effective asset allocation.

The following series of Penn Series Funds, which are part of the overall enhancements, will not be available for allocation of premium payments or Contract/Policy value until the currently anticipated date of July 28, 2008:

Large Core Growth Fund

Large Core Value Fund

SMID Cap Growth Fund

SMID Cap Value Fund

Emerging Markets Equity Fund

Small Cap Index Fund

Developed International Index Fund

Balanced Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

1

In addition, the following Funds will no longer be available under your Contracts and Policies after the currently anticipated date of July 25, 2008:

Neuberger Berman Advisers Management Trust	Manager
Balanced Portfolio	Neuberger Berman Management Inc.
Fidelity Investments' Variable Insurance Products Fund	Manager
Equity-Income Portfolio	Fidelity Management & Research Company
Growth Portfolio	Fidelity Management & Research Company
Fidelity Investments' Variable Insurance Products Fund II	Manager
Asset Manager Portfolio	Fidelity Management & Research Company
Van Kampen's The Universal Institutional Funds, Inc.	Manager
Emerging Markets Equity (International) Portfolio	Van Kampen

The following is relevant information concerning these Funds and should be read in conjunction with the remainder of your prospectus dated May 1, 2008.

You may obtain copies of the prospectuses which contain additional information about these Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 800-548-1119.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

Neuberger Berman Advisers Management Trust (a)

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Management Fee *	Other Expenses	Total Fund Expenses
Balanced	0.85%	0.32%	1.17%

  (a)  These expenses are for the fiscal year ended December 31, 2007.

  *  Management fees include investment management and administration fees.

Fidelity Investments' Variable Insurance Products Fund (a)

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Management Fee	Other Expenses	Total Fund Expenses
Equity-Income	0.46%	0.09%	0.55%
Growth	0.56%	0.09%	0.65%

  (a)  These expenses are for the fiscal year ended December 31, 2007. Some of the brokerage commissions paid by the funds reduced the expenses shown in this table. With these reductions, net total expenses were 0.54% for the Equity-Income Portfolio and 0.64% for the Growth Portfolio.

Fidelity Investments' Variable Insurance Products Fund II (a)

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Management Fee	Other Expenses	Total Fund Expenses
Asset Manager	0.51%	0.12%	0.63%

  (a)  These expenses are for the fiscal year ended December 31, 2007. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. With these reductions, net total expenses were 0.62%.

2

Van Kampen's The Universal Institutional Funds, Inc. (a)

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Management Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Expenses
Emerging Markets Equity (International)	1.21%	0.37%	0.02%	1.60%

  (a)  These expenses are for the fiscal year ended December 31, 2007.

Investment Objectives and Investment Advisers

Neuberger Berman Advisers Management Trust:

Balanced Portfolio — seeks long-term capital growth and reasonable current income without undue risk to principal through investment of a portion of its assets in common stock and a portion in debt securities.

Neuberger Berman Management Inc., New York, New York, is investment adviser to the Balanced Portfolio.

Fidelity Investments' Variable Insurance Products Fund:

Equity-Income Portfolio — seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the Fund will also consider the potential for capital appreciation; the Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

Growth Portfolio — seeks to achieve capital appreciation; the Fund normally purchases common stocks, although its investments are not restricted to any one type of security; capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

Fidelity Management & Research Company, Boston, Massachusetts, is investment adviser to the Equity-Income Portfolio and the Growth Portfolio.

Fidelity Investments' Variable Insurance Products Fund II:

Asset Manager Portfolio — seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income investments.

Fidelity Management & Research Company, Boston, Massachusetts, is investment adviser to the Asset Manager Portfolio.

Van Kampen's The Universal Institutional Funds, Inc.:

Emerging Markets Equity (International) Portfolio — seeks long term capital appreciation by investing primarily in equity securities of emerging market country issuers; the Fund will focus on economies that are developing strongly and in which the markets are becoming more sophisticated.

Morgan Stanley Investment Management Inc., New York, New York, doing business as Van Kampen, is investment adviser to the Emerging Markets Equity (International) Portfolio.

Shares of Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Products Fund and Variable Insurance Products Fund II and Van Kampen's The Universal Institutional Funds, Inc. are offered not only to variable annuity and variable life separate accounts of Penn Mutual, but also to such accounts of other insurance companies unaffiliated with Penn Mutual and, in the case of Neuberger Berman Advisers Management Trust and Van Kampen's The Universal Institutional Funds, Inc., directly to qualified pension and retirement plans. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.

3

INFORMATION REGARDING THE FUND SUBSTITUTION

On June 29, 2007, The Penn Mutual Life Insurance Company filed an exemptive application with the Securities and Exchange Commission ("SEC"). This exemptive application requested the approval of the SEC to substitute, as described in the chart below, the Replacement Funds for the Replaced Funds, which are currently available investment options under your Contracts and Policies.

Replaced Fund	Replacement Fund
1. Fidelity Investments' Variable Insurance Products Fund Equity-Income Portfolio	Penn Series Large Core Value Fund
2. Fidelity Investments' Variable Insurance Products Fund Growth Portfolio	Penn Series Large Core Growth Fund
3. Fidelity Investments' Variable Insurance Products Fund II Asset Manager Portfolio	Penn Series Balanced Fund
4. Neuberger Berman Advisers Management Trust Balanced Portfolio	Penn Series Balanced Fund
5. Van Kampen's The Universal Institutional Funds, Inc. Emerging Markets Equity (International) Portfolio	Penn Series Emerging Markets Equity Fund

Assuming the requested approval is granted, Penn Mutual will automatically move all assets in the Replaced Funds to the corresponding Replacement Fund, as shown above, on the substitution date. The currently anticipated date is end of business on July 25, 2008. If your Contract/Policy value is transferred to a Replacement Fund, you will have thirty (30) days after the transfer occurred to allocate your money to any fund you choose and it will not count as one of your allowed transfers in a 12 month period.

Information concerning the Replacement Funds is provided in the Penn Series Funds prospectus which you are receiving with this document.

4

STATEMENT OF ADDITIONAL INFORMATION

FOR

VARIABLE ESTATEMAX II and III

each a last survivor flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA  19172

800-523-0650

May 1, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Variable EstateMax II and III prospectuses dated May 1, 2008.  A copy of the prospectus for either Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3P, Philadelphia, PA, 19172.  Or, you may call, toll free, 1-800-523-0650.

Table of Contents

Federal Income Tax Considerations	2

Sale of the Policies	5

Performance Information	6

Financial Statements	6

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based on Penn Mutual’s understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”).  No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).  The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702.  Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the Section 7702 definition of a life insurance contract.  In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk.  If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702.  For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above).  The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested.  Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.  In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income.  The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares.  The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

2

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets.  Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies.  We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies.  In addition, it is possible that when regulations or additional rulings are issued, the contracts may need to be modified to comply with them.

IRC Qualification

For a Variable Estate Max III policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test.  At the time of issuance of a Policy, you choose which test you want to be applied.  It may not thereafter be changed.  If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•                  Cash Value Accumulation Test – Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•                  Guideline Premium/Cash Value Corridor Test – A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement.  Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy.  Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy.  If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test.  However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us.  Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy.  If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

For a Variable Estate Max II policy, only the Cash Value Accumulation Test is applicable for testing whether the policy is life insurance under the Internal Revenue Code.

The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes.  Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy.  In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums.  The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change.  At the time a premium is credited which would cause a Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract.  You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules.  First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time.  Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly.  Past due loan interest that is added to the loan amount will be treated as a loan.  Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59½, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.  An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits.  Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not classified as a modified endowment contract are not treated as distributions.  Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible.  In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible.  The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code.  An owner should consult a competent tax advisor before deducting any interest paid in respect of a policy loan.

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Taxation of Policy Split

The Policy Split Option Rider that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law.  A policy split could have adverse tax consequences.  For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code.  If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split.  In addition, it is not clear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts.  Before you exercise rights provided by the Policy Split Option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a policy split.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years.  An extension of maturity could have adverse tax consequences.  Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes.  For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed.  Consult with your tax advisor for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations.  The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS.  The summary is not intended as tax advice.  No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis.  HTK, located at 600 Dresher Road, Suite 4C, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969.  The offering is on a continuous basis.  HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual.  HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

With respect to Variable EstateMax III Policies, Penn Mutual compensated HTK in the approximate amounts of $32,368, $27,906 and $25,881 for the fiscal years ending December 31, 2007, 2006 and 2005, respectively, for its services as principal underwriter.

With respect to Variable EstateMax II Policies, Penn Mutual compensated HTK in the approximate amounts of $6,760, $5,275 and $4,126 for the fiscal years ending December 31, 2007, 2006 and 2005, respectively, for its services as principal underwriter.

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under a Policy.  The performance information for the funds does not reflect expenses that apply to the separate account or the related insurance contracts.  Inclusion of these charges would reduce the performance information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual appear on the following pages.  The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF NET ASSETS - DECEMBER 31, 2007

			Limited
		Money	Maturity Bond	Quality	High Yield
	Total	Market Fund†	Fund †	Bond Fund†	Bond Fund†
Investment in Fund Shares
Number of Shares		37,904,884	1,031,697	3,881,544	2,928,179
Cost	$1,085,777,884	$37,904,884	$10,811,482	$40,780,762	$23,532,006

Assets:
Investments at market value	$1,129,984,948	$37,734,928	$10,662,385	$40,214,409	$22,090,954
Dividends receivable	139,262	139,262	—	—	—
Receivable for securities sold	3,206,338	30,694	77,586	541,804	104,644

Liabilities:
Payable for securities purchased	3,618,933	—	—	—	—

Net Assets	$1,129,711,615	$37,904,884	$10,739,971	$40,756,213	$22,195,598

Units Oustanding		2,808,502	743,242	2,485,617	1,088,979

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2007

			Limited
		Money	Maturity Bond	Quality Bond	High Yield
	Total	Market Fund†	Fund †	Fund†	Bond Fund†
Net Investment Income (Loss):
Dividends	$19,372,468	$1,927,002	$409,051	$1,749,134	$1,606,218
Expense:
Mortality and expense risk charges	17,731,693	679,578	183,602	719,120	363,949

Net investment income (loss)	1,640,775	1,247,424	225,449	1,030,014	1,242,269

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	26,493,971	—	(5,721)	(71,987)	(60,043)
Realized gains distributions	69,972,058	—	—	—	—

Net realized gain (loss) from investment transactions	96,466,029	—	(5,721)	(71,987)	(60,043)
Net change in unrealized appreciation (depreciation) of investments	(25,282,288)	—	133,058	817,536	(751,292)

Net realized and unrealized gain (loss) on investments	71,183,741	—	127,337	745,549	(811,335)

Net increase (decrease) in net assets resulting from operations	$72,824,516	$1,247,424	$352,786	$1,775,563	$430,934

†          Investment in Penn Series Funds, Inc., an affiliate of Separate Account

††        Investment in Neuberger Berman Advisers Management Trust

†††      Investment in Fidelity Investments’ Variable Insurance Products Funds I and II

††††   Investment in Van Kampen’s The Universal Institutional Funds, Inc.

The accompanying notes are an integral part of these financial statements .

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF NET ASSETS - DECEMBER 31, 2007

	Flexibly		Large Cap	Large Cap
	Managed	Growth Stock	Value	Growth	Index 500
	Fund†	Fund†	Fund †	Fund †	Fund †
Investment in Fund Shares
Number of Shares	10,803,947	2,269,779	3,996,706	858,547	11,579,705
Cost	$260,604,007	$38,196,656	$74,357,541	$9,276,461	$101,981,402

Assets:
Investments at market value	$256,086,506	$36,330,241	$70,853,533	$9,490,729	$117,472,581
Dividends receivable	—	—	—	—	—
Receivable for securities sold	183,112	—	—	—	—

Liabilities:
Payable for securities purchased	—	104,572	311,668	63,884	401,767

Net Assets	$256,269,618	$36,225,669	$70,541,865	$9,426,845	$117,070,814

Units Oustanding.	8,586,671	3,115,478	3,043,425	755,072	7,775,740

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2007

	Flexibly		Large Cap	Large Cap
	Managed	Growth Stock	Value	Growth	Index 500
	Fund†	Fund†	Fund †	Fund †	Fund †
Net Investment Income (Loss):
Dividends	$5,719,948	$142,990	$1,026,867	$51,649	$1,910,900
Expense:
Mortality and expense risk charges	4,634,683	573,183	933,065	229,035	1,976,596

Net investment income (loss)	1,085,265	(430,193)	93,802	(177,386)	(65,696)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	5,556,047	(1,920,022)	842,421	143,724	2,898,317
Realized gains distributions	19,166,702	—	8,330,996	423,959	—

Net realized gain (loss) from investment transactions	24,722,749	(1,920,022)	9,173,417	567,683	2,898,317
Net change in unrealized appreciation (depreciation) of investments	(19,590,024)	4,824,854	(7,438,836)	(186,931)	1,452,027

Net realized and unrealized gain (loss) on investments	5,132,725	2,904,832	1,734,581	380,752	4,350,344

Net increase (decrease) in net assets resulting from operations	$6,217,990	$2,474,639	$1,828,383	$203,366	$4,284,648

†         Investment in Penn Series Funds, Inc., an affiliate of Separate Account

††       Investment in Neuberger Berman Advisers Management Trust

†††     Investment in Fidelity Investments' Variable Insurance Products Funds I and II

††††   Investment in Van Kampen's The Universal Institutional Funds, Inc.

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF NET ASSETS - DECEMBER 31, 2007

	Mid Cap	Mid Cap	Strategic	Small Cap	Small Cap
	Growth	Value	Value	Growth	Value	International
	Fund †	Fund †	Fund †	Fund†	Fund †	Equity Fund†
Investment in Fund Shares
Number of Shares	3,752,523	3,372,750	835,856	1,859,674	3,949,902	4,585,026
Cost	$29,934,540	$44,278,322	$11,122,497	$41,899,065	$63,837,982	$95,794,968

Assets:
Investments at market value	$39,501,514	$44,263,855	$9,962,242	$40,802,397	$56,533,329	$109,240,783
Dividends receivable	—	—	—	—	—	—
Receivable for securities sold	275,228	—	—	—	—	1,212,493

Liabilities:
Payable for securities purchased	—	13,377	115,864	559,055	958,207	—

Net Assets	$39,776,742	$44,250,478	$9,846,378	$40,243,342	$55,575,122	$110,453,276

Units Oustanding.	2,543,152	1,780,031	613,613	2,498,687	2,119,742	3,678,948

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2007

	Mid Cap	Mid Cap	Strategic	Small Cap	Small Cap	International
	Growth	Value	Value	Growth	Value	Equity
	Fund †	Fund †	Fund †	Fund†	Fund †	Fund†
Net Investment Income (Loss):
Dividends	$—	$522,011	$53,232	$—	$414,959	$566,623
Expense:
Mortality and expense risk charges	579,872	676,788	227,222	489,092	919,845	1,548,370

Net investment income (loss)	(579,872)	(154,777)	(173,990)	(489,092)	(504,886)	(981,747)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,766,660	1,351,028	335,270	(982,593)	1,452,944	5,331,987
Realized gains distributions	—	2,567,047	1,091,133	—	8,727,898	18,396,692

Net realized gain (loss) from investment transactions	1,766,660	3,918,075	1,426,403	(982,593)	10,180,842	23,728,679
Net change in unrealized appreciation (depreciation) of investments	6,484,802	(2,774,779)	(1,391,287)	4,052,898	(13,717,622)	(5,743,134)

Net realized and unrealized gain (loss) on investments	8,251,462	1,143,296	35,116	3,070,305	(3,536,780)	17,985,545

Net increase (decrease) in net assets resulting from operations	$7,671,590	$988,519	$(138,874)	$2,581,213	$(4,041,666)	$17,003,798

†         Investment in Penn Series Funds, Inc., an affiliate of Separate Account

††       Investment in Neuberger Berman Advisers Management Trust

†††     Investment in Fidelity Investments’ Variable Insurance Products Funds I and II

††††   Investment in Van Kampen’s The Universal Institutional Funds, Inc.

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF NET ASSETS - DECEMBER 31, 2007

						Emerging
	REIT	Balanced	Equity Income	Growth	Asset Manager	Markets Equity
	Fund †	Portfolio††	Portfolio†††	Portfolio†††	Portfolio†††	(Int’l) Portfolio††††
Investment in Fund Shares
Number of Shares	1,170,226	1,226,049	2,378,529	1,956,972	760,047	1,672,525
Cost	$18,657,654	$14,361,167	$57,418,140	$72,703,539	$11,629,646	$26,695,163

Assets:
Investments at market value	$14,604,743	$16,010,068	$57,399,133	$87,921,719	$12,540,214	$40,268,685
Dividends receivable	—	—	—	—	—	—
Receivable for securities sold	—	26,648	—	376,878	53,761	323,490

Liabilities:
Payable for securities purchased	562,030	—	528,509	—	—	—

Net Assets	$14,042,713	$16,036,716	$56,870,624	$88,298,597	$12,593,975	$40,592,175

Units Oustanding.	685,705	869,136	2,619,952	4,604,783	659,303	1,180,248

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2007

						Emerging
	REIT	Balanced	Equity Income	Growth	Asset Manager	Markets Equity
	Fund †	Portfolio††	Portfolio†††	Portfolio†††	Portfolio†††	(Int'l) Portfolio††††
Net Investment Income (Loss):
Dividends	$454,775	$179,884	$1,070,250	$680,935	$733,910	$152,130
Expense:
Mortality and expense risk charges	321,596	194,890	829,543	971,008	152,246	528,410

Net investment income (loss)	133,179	(15,006)	240,707	(290,073)	581,664	(376,280)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,374,431	219,812	1,767,981	670,117	37,682	5,785,916
Realized gains distributions	2,267,048	—	4,719,985	72,551	326,881	3,881,166

Net realized gain (loss) from investment transactions	3,641,479	219,812	6,487,966	742,668	364,563	9,667,082
Net change in unrealized appreciation (depreciation) of investments	(7,523,392)	1,831,238	(6,566,012)	18,086,374	641,656	2,076,578

Net realized and unrealized gain (loss) on investments	(3,881,913)	2,051,050	(78,046)	18,829,042	1,006,219	11,743,660

Net increase (decrease) in net assets resulting from operations	$(3,748,734)	$2,036,044	$162,661	$18,538,969	$1,587,883	$11,367,380

†	Investment in Penn Series Funds, Inc., an affiliate of Separate Account
††	Investment in Neuberger Berman Advisers Management Trust
†††	Investment in Fidelity Investments' Variable Insurance Products Funds I and II
††††	Investment in Van Kampen's The Universal Institutional Funds, Inc.

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Total		Money Market Fund†		Limited Maturity Bond Fund†
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,640,775	$(1,357,311)	$1,247,424	$990,028	$225,449	$256,032
Net realized gain (loss) from investment transactions	96,466,029	76,303,987	—	—	(5,721)	(22,265)
Net change in unrealized appreciation (depreciation) of investments	(25,282,288)	45,819,351	—	—	133,058	45,422
Net increase (decrease) in net assets resulting from operations	72,824,516	120,766,027	1,247,424	990,028	352,786	279,189

Variable Life Activities:
Purchase payments	138,277,863	146,747,065	17,887,437	21,874,056	1,281,496	1,308,725
Death benefits	(2,094,356)	(3,221,004)	(4,660)	(62,262)	(428)	(7,992)
Cost of insurance	(61,876,579)	(60,035,412)	(2,509,541)	(2,682,075)	(654,024)	(586,169)
Net transfers	(24,155,271)	(17,247,984)	(12,315,280)	(13,358,178)	922,725	164,394
Transfer of policy loans	4,094,112	4,798,437	282,005	277,203	19,128	25,892
Contract administration charges	(4,247,476)	(3,070,977)	(237,324)	(123,463)	(28,941)	(18,332)
Surrender benefits	(74,714,078)	(72,773,204)	(5,919,389)	(9,955,349)	(1,084,112)	(437,810)
Net increase (decrease) in net assets resulting from variable life activities	(24,715,785)	(4,803,079)	(2,816,752)	(4,030,068)	455,844	448,708
Total increase (decrease) in net assets	48,108,731	115,962,948	(1,569,328)	(3,040,040)	808,630	727,897
Net Assets:
Beginning of year	1,081,602,884	965,639,936	39,474,212	42,514,252	9,931,341	9,203,444
End of year	$1,129,711,615	$1,081,602,884	$37,904,884	$39,474,212	$10,739,971	$9,931,341

	Quality Bond Fund†		High Yield Bond Fund†		Flexibly Managed Fund†
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,030,014	$735,827	$1,242,269	$900,298	$1,085,265	$(356,507)
Net realized gain (loss) from investment transactions	(71,987)	(141,037)	(60,043)	(81,591)	24,722,749	38,149,784
Net change in unrealized appreciation (depreciation) of investments	817,536	582,902	(751,292)	933,564	(19,590,024)	(10,389,519)
Net increase (decrease) in net assets resulting from operations	1,775,563	1,177,692	430,934	1,752,271	6,217,990	27,403,758

Variable Life Activities:
Purchase payments	5,315,922	5,857,092	2,397,451	2,589,074	31,339,509	31,430,895
Death benefits	(17,347)	(164,771)	(63,244)	(94,044)	(849,026)	(523,783)
Cost of insurance	(2,376,907)	(2,272,525)	(1,375,133)	(1,421,358)	(14,460,113)	(13,249,386)
Net transfers	2,808,312	1,740,980	(199,382)	(654,463)	7,546,497	927,619
Transfer of policy loans	102,026	121,517	48,116	85,138	1,062,640	1,233,870
Contract administration charges	(235,737)	(100,984)	(68,424)	(58,232)	(930,628)	(740,220)
Surrender benefits	(6,267,016)	(1,667,743)	(1,820,708)	(1,321,198)	(12,923,508)	(9,803,349)
Net increase (decrease) in net assets resulting from variable life activities	(670,747)	3,513,566	(1,081,324)	(875,083)	10,785,371	9,275,646
Total increase (decrease) in net assets	1,104,816	4,691,258	(650,390)	877,188	17,003,361	36,679,404
Net Assets:
Beginning of year	39,651,397	34,960,139	22,845,988	21,968,800	239,266,257	202,586,853
End of year	$40,756,213	$39,651,397	$22,195,598	$22,845,988	$256,269,618	$239,266,257

†	Investment in Penn Series Funds, Inc., an affiliate of Separate Account
††	Investment in Neuberger Berman Advisers Management Trust
†††	Investment in Fidelity Investments' Variable Insurance Products Funds I and II
††††	Investment in Van Kampen's The Universal Institutional Funds, Inc.

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Growth Stock Fund†		Large Cap Value Fund†		Large Cap Growth Fund †		Index 500 Fund†
	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(430,193)	$(390,987)	$93,802	$(182,740)	$(177,386)	$(227,010)	$(65,696)	$(546,357)
Net realized gain (loss) from investment transactions	(1,920,022)	(2,764,451)	9,173,417	3,631,502	567,683	316,483	2,898,317	613,630
Net change in unrealized appreciation (depreciation) of investments	4,824,854	6,402,747	(7,438,836)	7,154,921	(186,931)	(27,873)	1,452,027	14,572,817
Net increase (decrease) in net assets resulting from operations	2,474,639	3,247,309	1,828,383	10,603,683	203,366	61,600	4,284,648	14,640,090

Variable Life Activities:
Purchase payments	4,861,510	4,795,912	6,090,486	6,601,023	1,623,858	1,961,614	11,879,742	14,377,978
Death benefits	(60,871)	(282,274)	(110,522)	(346,566)	(1,380)	-	(156,977)	(132,292)
Cost of insurance	(2,214,469)	(1,975,376)	(3,694,017)	(3,768,338)	(530,402)	(546,714)	(6,826,678)	(7,024,189)
Net transfers	686,312	1,815,893	(2,462,722)	(833,131)	(354,548)	85,907	(6,077,822)	(6,844,077)
Transfer of policy loans	155,197	136,626	235,033	389,833	93,817	20,818	271,129	295,571
Contract administration charges	(142,401)	(113,874)	(204,986)	(184,735)	(42,334)	(31,335)	(351,407)	(281,163)
Surrender benefits	(2,125,265)	(1,817,933)	(4,213,274)	(3,969,428)	(808,299)	(417,762)	(7,448,064)	(11,111,723)
Net increase (decrease) in net assets resulting from variable life activities	1,160,013	2,558,974	(4,360,002)	(2,111,342)	(19,288)	1,072,528	(8,710,077)	(10,719,895)
Total increase (decrease) in net assets	3,634,652	5,806,283	(2,531,619)	8,492,341	184,078	1,134,128	(4,425,429)	3,920,195
Net Assets:
Beginning of year	32,591,017	26,784,734	73,073,484	64,581,143	9,242,767	8,108,639	121,496,243	117,576,048
End of year	$36,225,669	$32,591,017	$70,541,865	$73,073,484	$9,426,845	$9,242,767	$117,070,814	$121,496,243

	Mid Cap Growth Fund†		Mid Cap Value Fund†		Strategic Value Fund †		Small Cap Growth Fund†
	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(579,872)	$(567,400)	$(154,777)	$(383,581)	$(173,990)	$(201,899)	$(489,092)	$(611,217)
Net realized gain (loss) from investment transactions	1,766,660	764,525	3,918,075	3,810,885	1,426,403	2,717,575	(982,593)	(1,188,749)
Net change in unrealized appreciation (depreciation) of investments	6,484,802	1,392,934	(2,774,779)	397,631	(1,391,287)	(1,584,626)	4,052,898	751,331
Net increase (decrease) in net assets resulting from operations	7,671,590	1,590,059	988,519	3,824,935	(138,874)	931,050	2,581,213	(1,048,635)

Variable Life Activities:
Purchase payments	3,956,028	4,107,153	4,512,343	4,920,906	1,528,931	1,550,522	4,836,719	6,041,112
Death benefits	(29,300)	(156,746)	(63,833)	(206,679)	(654)	-	(55,688)	(44,809)
Cost of insurance	(1,867,181)	(1,838,465)	(2,270,075)	(2,292,363)	(508,605)	(577,315)	(2,370,174)	(2,658,272)
Net transfers	(1,248,089)	(811,085)	(1,814,847)	2,229,802	(903,083)	(1,630,602)	(2,761,015)	(824,625)
Transfer of policy loans	126,030	217,381	127,994	236,715	42,799	30,521	150,998	168,158
Contract administration charges	(122,773)	(98,050)	(132,414)	(108,056)	(42,140)	(31,076)	(228,549)	(175,725)
Surrender benefits	(2,796,433)	(2,128,964)	(2,404,827)	(2,577,246)	(556,180)	(3,958,745)	(2,167,651)	(2,490,780)
Net increase (decrease) in net assets resulting from variable life activities	(1,981,718)	(708,776)	(2,045,659)	2,203,079	(438,932)	(4,616,695)	(2,595,360)	15,059
Total increase (decrease) in net assets	5,689,872	881,283	(1,057,140)	6,028,014	(577,806)	(3,685,645)	(14,147)	(1,033,576)
Net Assets:
Beginning of year	34,086,870	33,205,587	45,307,618	39,279,604	10,424,184	14,109,829	40,257,489	41,291,065
End of year	$39,776,742	$34,086,870	$44,250,478	$45,307,618	$9,846,378	$10,424,184	$40,243,342	$40,257,489

†	Investment in Penn Series Funds, Inc., an affiliate of Separate Account
††	Investment in Neuberger Berman Advisers Management Trust
†††	Investment in Fidelity Investments' Variable Insurance Products Funds I and II
††††	Investment in Van Kampen's The Universal Institutional Funds, Inc.

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Small Cap Value Fund †		International Equity Fund†		REIT Fund †		Balanced Portfolio††
	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(504,886)	$(840,156)	$(981,747)	$73,373	$133,179	$(166,045)	$(15,006)	$(86,997)
Net realized gain (loss) from investment transactions	10,180,842	6,484,633	23,728,679	12,733,141	3,641,479	2,193,314	219,812	(315,341)
Net change in unrealized appreciation (depreciation) of investments	(13,717,622)	2,346,290	(5,743,134)	7,129,382	(7,523,392)	1,831,606	1,831,238	1,682,094
Net increase (decrease) in net assets resulting from operations	(4,041,666)	7,990,767	17,003,798	19,935,896	(3,748,734)	3,858,875	2,036,044	1,279,756

Variable Life Activities:
Purchase payments	6,513,073	6,674,388	10,715,446	9,171,106	3,076,784	2,756,285	1,514,367	1,703,076
Death benefits	(126,931)	(547,663)	(109,179)	(50,876)	(41,820)	(3,471)	(55,653)	(6,736)
Cost of insurance	(3,008,256)	(3,051,039)	(4,826,798)	(4,067,441)	(1,010,639)	(964,569)	(981,213)	(1,034,788)
Net transfers	945,286	(2,222,209)	853,562	4,477,216	(2,422,745)	3,247,621	(298,518)	(497,909)
Transfer of policy loans	186,185	179,308	320,899	457,916	138,658	53,791	144,118	113,437
Contract administration charges	(322,877)	(173,284)	(285,320)	(203,003)	(125,751)	(46,029)	(54,811)	(50,185)
Surrender benefits	(3,293,752)	(3,178,745)	(5,664,668)	(5,993,309)	(1,081,419)	(855,737)	(840,751)	(1,127,319)
Net increase (decrease) in net assets resulting from variable life activities	892,728	(2,319,244)	1,003,942	3,791,609	(1,466,932)	4,187,891	(572,461)	(900,424)
Total increase (decrease) in net assets	(3,148,938)	5,671,523	18,007,740	23,727,505	(5,215,666)	8,046,766	1,463,583	379,332
Net Assets:
Beginning of year	58,724,060	53,052,537	92,445,536	68,718,031	19,258,379	11,211,613	14,573,133	14,193,801
End of year	$55,575,122	$58,724,060	$110,453,276	$92,445,536	$14,042,713	$19,258,379	$16,036,716	$14,573,133

	Equity Income Portfolio†††		Growth Portfolio†††		Asset Manager Portfolio†††		Emerging Markets Equity (Int'l) Portfolio††††
	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$240,707	$1,027,194	$(290,073)	$(678,011)	$581,664	$155,664	$(376,280)	$(256,820)
Net realized gain (loss) from investment transactions	6,487,966	7,615,695	742,668	(1,325,085)	364,563	(19,124)	9,667,082	3,130,463
Net change in unrealized appreciation (depreciation) of investments	(6,566,012)	600,636	18,086,374	6,102,348	641,656	515,185	2,076,578	5,379,559
Net increase (decrease) in net assets resulting from operations	162,661	9,243,525	18,538,969	4,099,252	1,587,883	651,725	11,367,380	8,253,202

Variable Life Activities:
Purchase payments	5,975,055	5,728,310	8,013,095	8,879,311	1,146,739	1,244,826	3,811,872	3,173,701
Death benefits	(150,039)	(248,865)	(109,958)	(216,393)	(16,089)	(77,193)	(70,757)	(47,589)
Cost of insurance	(3,334,853)	(3,186,594)	(4,644,179)	(4,712,401)	(718,485)	(739,152)	(1,694,837)	(1,386,883)
Net transfers	(676,900)	(851,464)	(4,208,428)	(4,379,500)	(226,270)	(564,039)	(1,948,316)	1,533,866
Transfer of policy loans	179,157	190,164	208,498	324,014	44,636	25,289	155,049	215,275
Contract administration charges	(176,669)	(148,844)	(304,680)	(286,516)	(31,356)	(28,731)	(177,954)	(69,140)
Surrender benefits	(3,516,810)	(2,961,113)	(5,673,661)	(4,744,095)	(720,853)	(543,080)	(3,387,438)	(1,711,776)
Net increase (decrease) in net assets resulting from variable life activities	(1,701,059)	(1,478,406)	(6,719,313)	(5,135,580)	(521,678)	(682,080)	(3,312,381)	1,707,454
Total increase (decrease) in net assets	(1,538,398)	7,765,119	11,819,656	(1,036,328)	1,066,205	(30,355)	8,054,999	9,960,656
Net Assets:
Beginning of year	58,409,022	50,643,903	76,478,941	77,515,269	11,527,770	11,558,125	32,537,176	22,576,520
End of year	$56,870,624	$58,409,022	$88,298,597	$76,478,941	$12,593,975	$11,527,770	$40,592,175	$32,537,176

†	Investment in Penn Series Funds, Inc., an affiliate of Separate Account
††	Investment in Neuberger Berman Advisers Management Trust
†††	Investment in Fidelity Investments' Variable Insurance Products Funds I and II
††††	Investment in Van Kampen's The Universal Institutional Funds, Inc.

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements - December 31, 2007

Note 1.   Organization

Penn Mutual Variable Life (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.  Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits.  Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, and Momentum Builder variable life products.  Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are clearly identified and distinguished from Penn Mutual’s other assets and liabilities. The portion of Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Penn Mutual may conduct.

Note 2.   Significant Accounting Policies

The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2007 and the reported amounts from operations and variable life activities during 2007 and 2006.  Actual results could differ with those estimates.  The significant accounting policies of Account I are as follows:

Investments - Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity and REIT Funds; Neuberger Berman Advisers Management Trust (“AMT”): Balanced Portfolio; Fidelity Investments’ Variable Insurance Products Funds I and II (“Fidelity”): Equity Income, Growth, and Asset Manager Portfolios; and The Universal Institutional Funds, Inc. (“Van Kampen”): Emerging Markets Equity (Int’l) Portfolio. Penn Series, AMT, Fidelity and Van Kampen are open-end diversified management investment companies. The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios.  Dividend income and realized gain distributions are recorded on the ex-dividend date.  Investment transactions are accounted for on a trade date basis.

Federal Income Taxes – The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to Account I for federal income taxes. Penn Mutual will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Diversification Requirements - Under the provisions of Section 817(h) of the IRC, a variable life contract other than a contract issued in connection with certain types of employee benefit plans will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based fail to meet applicable diversification requirements.  The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of the IRC. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

Accounting Pronouncements – Effective July 1, 2007, Account I adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes.  FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return.  The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements.  FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements.  It will be effective for Account I’s fiscal year ended December 31, 2008.  Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on Account I’s net assets or results of operations.

Note 3.   Purchases and Sales of Investments

The following table shows the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of each fund or portfolio for the period ended December 31, 2007:

	Purchases	Sales
Money Market Fund	$24,174,941	$25,745,372
Limited Maturity Bond Fund	3,363,582	2,688,271
Quality Bond Fund	9,268,463	8,982,236
High Yield Bond Fund	4,812,950	4,712,728
Flexibly Managed Fund	54,226,360	17,639,678
Growth Stock Fund	6,050,052	7,241,249
Large Cap Value Fund	13,836,557	8,931,805
Large Cap Growth Fund	2,162,291	1,791,408
Index 500 Fund	9,660,684	15,541,304
Mid Cap Growth Fund	5,117,855	5,913,678
Mid Cap Value Fund	8,433,948	6,717,680
Strategic Value Fund	3,943,291	3,129,980
Small Cap Growth Fund	3,782,535	7,850,839
Small Cap Value Fund	17,325,643	6,758,648
International Equity Fund	32,539,985	8,791,887
REIT Fund	7,793,148	5,485,810
Balanced Portfolio	3,264,647	3,632,750
Equity Income Portfolio	12,166,469	7,140,787
Growth Portfolio	6,946,151	13,215,520
Asset Manager Portfolio	2,103,725	1,679,584
Emerging Markets Equity (Int’l) Portfolio	11,653,198	5,675,648

Note 4.   Related Party Transactions and Contract Charges

Penn Mutual received $83,855,748 and $80,224,604 from Account I for the years ended December 31, 2007 and 2006.  These charges include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

Certain charges of the products are reflected as a reduction in the value of the units held by the policyholder. These are as follows:

Products		Mortality & Risk Expense		Guaranteed Maximum Rate
Cornerstone VUL	0.75%		0.90%
Cornerstone VUL II	0.90%	(policy years 1 - 15)	0.90%
	0.60%	(policy years 16+)
Cornerstone VUL III	0.45%		0.90%
Cornerstone VUL IV	0.45%	on the first $25,000 of account value, 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.	0.60%

on the first $50,000 of account value, 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class.  The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max	0.90%	(policy years 1 - 15)	0.90%
	0.60%	(policy years 16+)
Variable Estate Max II	0.90%	(policy years 1 - 15)	0.90%
	0.60%	(policy years 16+)
Variable Estate Max III	0.60%	(policy years 1 - 10)	0.90%	(policy years 1 - 10)
	0.05%	(policy years 11+)	0.35%	(policy years 11+)

and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount.  Please refer to the prospectus for details.

and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount.  Please refer to the prospectus for details.

Momentum Builder	0.65%		0.65%

Certain charges of the products are reflected as a redemption of units held by the policyholder.  These are as follows:

Products	Surrender Charges
Cornerstone VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL II	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL III	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL IV	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Variable Estate Max	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max II	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max III	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Momentum Builder	Maximum charge of 100% of purchase payments received. Charges do not apply after 10 years.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units.  Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.  Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, and Variable EstateMax III policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value.  The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Note 5.  Accumulation Units

	January 1, 2006	December 31, 2006			December 31, 2007
				Ending			Ending
	Unit	Units	Units	Unit	Units	Units	Unit
Subaccount	Balance	Purchased	Redeemed	Balance	Purchased	Redeemed	Balance
Money Market Fund	3,490,357	1,861,159	(2,269,554)	3,081,962	1,357,150	(1,630,610)	2,808,502
Limited Maturity Bond Fund	682,676	170,690	(138,345)	715,021	189,257	(161,037)	743,242
Quality Bond Fund	2,240,759	467,187	(230,653)	2,477,293	443,581	(435,258)	2,485,617
High Yield Bond Fund	1,187,481	131,385	(182,705)	1,136,161	152,872	(200,054)	1,088,979
Flexibly Managed Fund	7,611,887	1,095,303	(650,972)	8,056,218	1,081,101	(550,648)	8,586,671
Growth Stock Fund	2,726,660	558,084	(287,970)	2,996,774	452,710	(334,006)	3,115,478
Large Cap Value Fund	3,270,645	314,090	(372,335)	3,212,400	175,266	(344,241)	3,043,425
Large Cap Growth Fund	702,395	173,336	(102,173)	773,558	118,173	(136,658)	755,072
Index 500 Fund	9,425,421	659,204	(1,630,165)	8,454,460	422,945	(1,101,665)	7,775,740
Mid Cap Growth Fund	2,835,625	298,012	(422,151)	2,711,486	290,989	(459,323)	2,543,152
Mid Cap Value Fund	1,767,231	391,115	(282,464)	1,875,882	185,250	(281,101)	1,780,031
Strategic Value Fund	992,232	111,052	(450,276)	653,008	147,044	(186,439)	613,613
Small Cap Growth Fund	2,587,050	418,972	(370,987)	2,635,035	242,968	(379,316)	2,498,687
Small Cap Value Fund	2,163,857	187,730	(279,105)	2,072,482	283,284	(236,024)	2,119,742
International Equity Fund	3,438,250	605,466	(404,466)	3,639,250	451,939	(412,241)	3,678,948
REIT Fund	592,975	250,204	(71,403)	771,776	179,713	(265,784)	685,705
Balanced Portfolio	970,744	87,404	(156,506)	901,642	179,073	(211,578)	869,136
Equity Income Portfolio	2,767,620	253,934	(329,639)	2,691,915	258,817	(330,780)	2,619,952
Growth Portfolio	5,393,337	335,829	(720,140)	5,009,026	324,274	(728,518)	4,604,783
Asset Manager Portfolio	741,335	65,509	(121,074)	685,770	50,887	(77,355)	659,303
Emerging Markets Equity (Int’l) Portfolio	1,264,268	283,164	(217,302)	1,330,130	207,666	(357,549)	1,180,248

Note 6. Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return.  Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return.  The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2007			December 31, 2007					For the Year ended December 31, 2007
Subaccount	Unit Fair Value			Units	Unit Fair Value			Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$11.44	to	$20.68	2,808,502	$12.01	to	$21.56	$37,904,884	4.87	0.45 to 0.90	4.03 to 4.67
Limited Maturity Bond Fund	12.43	to	16.60	743,242	13.08	to	17.33	10,739,971	3.89	0.45 to 0.90	4.28 to 4.92
Quality Bond Fund	13.26	to	35.66	2,485,617	14.10	to	37.67	40,756,213	4.28	0.45 to 0.90	5.38 to 6.03
High Yield Bond Fund	15.90	to	44.28	1,088,979	16.39	to	45.56	22,195,598	6.93	0.45 to 0.90	2.64 to 3.26
Flexibly Managed Fund	20.83	to	94.99	8,586,671	21.76	to	98.59	256,269,618	2.24	0.45 to 0.90	3.53 to 4.17
Growth Stock Fund	6.16	to	26.43	3,115,478	6.69	to	28.67	36,225,669	0.41	0.45 to 0.90	8.17 to 8.85
Large Cap Value Fund	14.58	to	62.31	3,043,425	15.06	to	64.22	70,541,865	1.40	0.45 to 0.90	2.80 to 3.43
Large Cap Growth Fund	11.59	to	12.09	755,072	12.03	to	12.66	9,426,845	0.55	0.45 to 0.90	3.77 to 4.41
Index 500 Fund	10.68	to	18.73	7,775,740	11.17	to	19.53	117,070,814	1.57	0.45 to 0.90	4.14 to 4.79
Mid Cap Growth Fund	8.18	to	17.87	2,543,152	10.20	to	22.19	39,776,742	0.00	0.45 to 0.90	24.02 to 24.84
Mid Cap Value Fund	19.92	to	29.31	1,780,031	20.67	to	30.18	44,250,478	1.13	0.45 to 0.90	2.83 to 3.46
Strategic Value Fund	15.52	to	16.19	613,613	15.51	to	16.33	9,846,378	0.51	0.45 to 0.90	(0.05) to 0.55
Small Cap Growth Fund	9.72	to	29.58	2,498,687	10.43	to	31.62	40,243,342	0.00	0.45 to 0.90	6.74 to 7.41
Small Cap Value Fund	22.57	to	36.83	2,119,742	21.37	to	34.62	55,572,122	0.69	0.45 to 0.90	(6.15) to (5.60)
International Equity Fund	17.87	to	36.94	3,678,948	21.35	to	44.02	110,453,276	0.56	0.45 to 0.90	18.97 to 19.75
REIT Fund	24.35	to	25.39	685,705	19.82	to	20.85	14,042,713	2.50	0.45 to 0.90	(18.61) to (18.17)
Balanced Portfolio	12.78	to	23.46	869,136	14.77	to	26.91	16,036,716	1.15	0.45 to 0.90	14.56 to 15.30
Equity Income Portfolio	14.13	to	30.29	2,619,952	14.28	to	30.53	56,870,624	1.80	0.45 to 0.90	0.62 to 1.23
Growth Portfolio	8.80	to	24.66	4,604,783	11.12	to	31.08	88,298,597	0.83	0.45 to 0.90	25.82 to 26.66
Asset Manager Portfolio	11.62	to	21.28	659,303	13.36	to	24.39	12,593,975	6.08	0.45 to 0.90	14.46 to 15.20
Emerging Markets Equity (Int’l) Portfolio	21.58	to	30.31	1,180,248	30.03	to	42.57	40,592,175	0.43	0.45 to 0.90	39.19 to 40.15

	January 1, 2006			December 31, 2006					For the Year ended December 31, 2006
Subaccount	Unit Fair Value			Units	Unit Fair Value			Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$10.93	to	$19.89	3,081,962	$11.44	to	$20.68	$39,474,212	4.55	0.45 to 0.90	3.70 to 4.34
Limited Maturity Bond Fund	11.89	to	16.00	715,021	12.43	to	16.60	9,931,341	4.19	0.45 to 0.90	3.56 to 4.19
Quality Bond Fund	12.60	to	34.10	2,477,293	13.26	to	35.66	39,651,397	4.03	0.45 to 0.90	4.31 to 4.95
High Yield Bond Fund	14.52	to	40.53	1,136,161	15.90	to	44.28	22,845,988	5.74	0.45 to 0.90	8.98 to 9.66
Flexibly Managed Fund	18.05	to	82.87	8,056,218	20.83	to	94.99	239,266,257	1.71	0.45 to 0.90	14.34 to 15.06
Growth Stock Fund	5.47	to	23.54	2,996,774	6.16	to	26.43	32,591,017	0.25	0.45 to 0.90	12.00 to 12.70
Large Cap Value Fund	12.38	to	53.03	3,212,400	14.58	to	62.31	73,073,484	1.09	0.45 to 0.90	17.21 to 17.96
Large Cap Growth Fund	11.28	to	11.66	773,558	11.59	to	12.09	9,242,767	0.25	0.45 to 0.90	2.77 to 3.39
Index 500 Fund	9.30	to	16.35	8,454,460	10.68	to	18.73	121,496,243	1.25	0.45 to 0.90	14.34 to 15.07
Mid Cap Growth Fund	7.70	to	16.85	2,711,486	8.18	to	17.87	34,086,870	0.00	0.45 to 0.90	5.85 to 6.51
Mid Cap Value Fund	17.88	to	26.50	1,875,882	19.92	to	29.31	45,307,618	0.64	0.45 to 0.90	10.41 to 11.10
Strategic Value Fund	13.96	to	14.43	653,008	15.52	to	16.19	10,424,184	0.40	0.45 to 0.90	11.22 to 11.92
Small Cap Growth Fund	9.89	to	30.17	2,635,035	9.72	to	29.58	40,257,489	0.00	0.45 to 0.90	(2.11) to (1.53)
Small Cap Value Fund	19.22	to	31.60	2,072,482	22.57	to	36.83	58,724,060	0.30	0.45 to 0.90	16.38 to 17.13
International Equity Fund	13.77	to	28.56	3,639,250	17.87	to	36.94	92,445,536	1.60	0.45 to 0.90	29.18 to 30.04
REIT Fund	18.55	to	19.18	771,776	24.35	to	25.39	19,258,379	1.22	0.45 to 0.90	31.23 to 32.10
Balanced Portfolio	11.55	to	21.36	901,642	12.78	to	23.46	14,573,133	0.80	0.45 to 0.90	9.68 to 10.36
Equity Income Portfolio	11.81	to	25.39	2691,915	14.13	to	30.29	58,409,022	3.34	0.45 to 0.90	19.12 to 19.89
Growth Portfolio	8.27	to	23.26	5009,026	8.80	to	24.66	76,478,941	0.39	0.45 to 0.90	5.90 to 6.55
Asset Manager Portfolio	10.87	to	19.98	685,770	11.62	to	21.28	11,527,770	2.68	0.45 to 0.90	6.36 to 7.01
Emerging Markets Equity (Int’l) Portfolio	15.87	to	22.10	1,330,130	21.58	to	30.31	32,537,176	0.75	0.45 to 0.90	35.92 to 36.84

	January 1, 2005			December 31, 2005					For the Year ended December 31, 2005
Subaccount	Unit Fair Value			Units	Unit Fair Value			Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$10.63	to	$19.47	3,490,357	$10.93	to	$19.89	$42,514,724	2.77	0.45 to 0.90	1.90 to 2.52
Limited Maturity Bond Fund	11.64	to	15.79	682,676	11.89	to	16.00	9,203,576	3.99	0.45 to 0.90	1.23 to 1.84
Quality Bond Fund	12.29	to	33.48	2,240,759	12.60	to	34.10	34,960,650	4.74	0.45 to 0.90	1.59 to 2.20
High Yield Bond Fund	14.15	to	39.56	1,187,481	14.52	to	40.53	21,969,144	6.79	0.45 to 0.90	2.19 to 2.80
Flexibly Managed Fund	16.74	to	77.34	7,611,887	18.05	to	82.87	202,589,875	1.58	0.45 to 0.90	6.88 to 7.54

Growth Stock Fund	5.18	to	22.33	2,726,660	5.47	to	23.54	26,785,177	0.12	0.45 to 0.90	5.19 to 5.84
Large Cap Value Fund	12.08	to	51.82	3,270,645	12.38	to	53.03	64,582,282	1.17	0.45 to 0.90	2.08 to 2.70
Large Cap Growth Fund	11.25	to	11.52	702,395	11.28	to	11.66	8,108,696	0.18	0.45 to 0.90	0.29 to 0.89
Index 500 Fund	8.94	to	15.77	9,425,421	9.30	to	16.35	117,577,618	1.54	0.45 to 0.90	3.55 to 4.18
Mid Cap Growth Fund	6.87	to	15.10	2,835,625	7.70	to	16.85	33,206,024	0.00	0.45 to 0.90	11.48 to 12.18

	January 1, 2005			December 31, 2005					For the Year ended December 31, 2005
Subaccount	Unit Fair Value			Units	Unit Fair Value			Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Strategic Value Fund	$15.92	to	$23.77	1,767,231	$17.88	to	$26.50	$39,280,254	0.66	0.45 to 0.90	11.33 to 12.03
Small Cap Growth Fund	13.02	to	13.33	992,232	13.96	to	14.43	14,109,979	0.54	0.45 to 0.90	7.23 to 7.90
Small Cap Value Fund	9.35	to	28.60	2,587,050	9.89	to	30.17	41,291,745	0.00	0.45 to 0.90	5.32 to 5.97
International Equity Fund	18.54	to	30.71	2,163,857	19.22	to	31.60	53,053,333	0.40	0.45 to 0.90	2.75 to 3.37
REIT Fund	11.84	to	24.64	3,438,250	13.77	to	28.56	68,719,152	0.42	0.45 to 0.90	15.72 to 16.46
Balanced Portfolio	16.57	to	16.97	592,975	18.55	to	19.18	11,211,730	2.21	0.45 to 0.90	11.96 to 12.66
Equity Income Portfolio	10.57	to	19.71	970,744	11.55	to	21.36	14,194,017	0.93	0.45 to 0.90	8.21 to 8.88
Growth Portfolio	11.21	to	24.17	2,767,620	11.81	to	25.39	50,644,765	1.59	0.45 to 0.90	4.92 to 5.56
Asset Manager Portfolio	7.86	to	22.15	5,393,337	8.27	to	23.26	77,516,624	0.50	0.45 to 0.90	4.85 to 5.49
Emerging Markets Equity (Int’l) Portfolio	10.50	to	19.34	741,335	10.87	to	19.98	11,558,328	2.62	0.45 to 0.90	3.11 to 3.74
	11.97	to	16.51	1,264,268	15.87	to	22.10	22,576,825	0.38	0.45 to 0.90	32.66 to 33.55

	January 1, 2004			December 31, 2004					For the Year ended December 31, 2004
Subaccount	Unit Fair Value			Units	Unit Fair Value			Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$10.53	to	$19.41	3,509,066	$10.63	to	$19.47	$41,788,915	0.94	0.45 to 0.90	0.05 to 0.80
Limited Maturity Bond Fund	11.38	to	15.54	582,976	11.64	to	15.79	7,775,769	3.44	0.45 to 0.90	1.40 to 2.17
Quality Bond Fund	11.75	to	32.22	1,824,967	12.29	to	33.48	28,271,915	4.25	0.45 to 0.90	3.66 to 4.44
High Yield Bond Fund	12.81	to	35.97	1,233,170	14.15	to	39.56	22,737,412	7.58	0.45 to 0.90	9.72 to 10.56
Flexibly Managed Fund	14.12	to	65.65	6,542,543	16.74	to	77.34	170,391,021	2.04	0.45 to 0.90	17.52 to 18.43
Growth Stock Fund	4.65	to	20.08	2,398,322	5.18	to	22.33	22,803,198	0.45	0.45 to 0.90	10.90 to 11.75
Large Cap Value Fund	10.75	to	46.22	3,237,387	12.08	to	51.82	63,964,702	1.44	0.45 to 0.90	11.84 to 12.70
Large Cap Growth Fund	10.44	to	10.60	579,660	11.25	to	11.52	6,622,079	0.63	0.45 to 0.90	7.69 to 8.51
Index 500 Fund	8.13	to	14.38	10,537,727	8.94	to	15.77	125,283,806	1.71	0.45 to 0.90	9.48 to 10.32
Mid Cap Growth Fund	6.20	to	13.66	2,532,744	6.87	to	15.10	26,367,057	—	0.45 to 0.90	10.38 to 11.22
Mid Cap Value Fund	12.92	to	19.44	1,712,480	15.92	to	23.77	34,456,319	0.41	0.45 to 0.90	22.07 to 23.02
Strategic Value Fund	10.57	to	10.73	723,135	13.02	to	13.33	9,504,977	0.47	0.45 to 0.90	23.14 to 24.10
Small Cap Growth Fund	8.57	to	26.32	2,607,060	9.35	to	28.60	40,274,620	—	0.45 to 0.90	8.52 to 9.34
Small Cap Value Fund	16.14	to	26.93	2,149,378	18.54	to	30.71	52,081,526	0.03	0.45 to 0.90	13.85 to 14.72

International Equity Fund	9.15	to	19.10	2,957,276	11.84	to	24.64	52,987,586	0.64	0.45 to 0.90	28.84 to 29.85
REIT Fund	12.34	to	12.53	491,748	16.57	to	16.97	8,260,835	3.81	0.45 to 0.90	34.31 to 35.37
Balanced Portfolio	9.67	to	18.16	1,079,897	10.57	to	19.71	14,915,242	1.21	0.45 to 0.90	8.33 to 9.16
Equity Income Portfolio	10.09	to	21.83	2,704,412	11.21	to	24.17	48,433,117	1.48	0.45 to 0.90	10.53 to 11.38
Growth Portfolio	7.63	to	21.58	5,577,838	7.86	to	22.15	77,720,992	0.26	0.45 to 0.90	2.45 to 3.2
Asset Manager Portfolio	10.00	to	18.48	768,628	10.50	to	19.34	11,699,791	2.64	0.45 to 0.90	4.52 to 5.32
Emerging Markets Equity (Int’l) Portfolio	9.81	to	13.41	1,008,571	11.97	to	16.51	12,877,335	0.66	0.45 to 0.90	22.01 to 22.96

	January 1, 2003			December 31, 2003					For the Year ended December 31,2003
Subaccount	Unit Fair Value			Units	Unit Fair Value			Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$10.44	to	$19.37	3,823,351	$10.53	to	$19.41	$45,586,540	0.88	0.45 to 0.90	(0.04) to 0.71
Limited Maturity Bond Fund	11.06	to	15.22	561,656	11.38	to	15.54	7,428,676	3.82	0.45 to 0.90	1.98 to 2.75
Quality Bond Fund	11.07	to	30.54	1,679,212	11.75	to	32.22	25,012,368	4.45	0.45 to 0.90	5.23 to 6.02
High Yield Bond Fund	10.40	to	29.40	1,226,430	12.81	to	35.97	21,248,464	8.51	0.45 to 0.90	22.02 to 22.97
Flexibly Managed Fund	10.87	to	50.86	5,323,759	14.12	to	65.65	126,787,180	2.16	0.45 to 0.90	28.75 to 29.76
Growth Stock Fund	4.16	to	17.99	2,414,553	4.65	to	20.08	20,773,526	0.03	0.45 to 0.90	11.36 to 12.21
Large Cap Value Fund	8.45	to	36.41	3,182,788	10.75	to	46.22	57,617,552	1.69	0.45 to 0.90	26.62 to 27.61
Large Cap Growth Fund	8.39	to	8.44	337,631	10.44	to	10.60	3,555,532	0.58	0.45 to 0.90	24.48 to 25.45
Index 500 Fund	6.36	to	11.29	9,830,723	8.13	to	14.38	106,702,318	1.47	0.45 to 0.90	27.26 to 28.25
Mid Cap Growth Fund	4.17	to	9.22	2,358,927	6.20	to	13.66	22,279,833	—	0.45 to 0.90	47.96 to 49.14
Mid Cap Value Fund	9.44	to	14.32	1,538,503	12.92	to	19.44	25,773,764	0.40	0.45 to 0.90	35.62 to 36.69
Strategic Value Fund	8.52	to	8.57	510,758	10.57	to	10.73	5,429,374	0.51	0.45 to 0.90	24.01 to 24.98
Small Cap Growth Fund	5.84	to	17.98	2,533,043	8.57	to	26.32	36,958,989	—	0.45 to 0.90	46.19 to 47.36
Small Cap Value Fund	9.23	to	15.52	2,001,220	16.14	to	26.93	43,335,643	—	0.45 to 0.90	73.28 to 74.69
International Equity Fund	6.92	to	14.48	2,881,578	9.15	to	19.10	40,472,032	0.68	0.45 to 0.90	31.66 to 32.70
REIT Fund	9.19	to	9.24	288,500	12.34	to	12.53	3,587,337	5.25	0.45 to 0.90	34.27 to 35.33
Balanced Portfolio	8.32	to	15.74	1,140,990	9.67	to	18.16	14,563,163	1.81	0.45 to 0.90	15.24 to 16.12
Equity Income Portfolio	7.78	to	16.88	2,435,253	10.09	to	21.83	40,514,691	1.71	0.45 to 0.90	29.16 to 30.18
Growth Portfolio	5.77	to	16.37	5,305,813	7.63	to	21.58	73,903,768	0.25	0.45 to 0.90	31.66 to 32.69
Asset Manager Portfolio	8.51	to	15.78	831,791	10.00	to	18.48	11,775,852	3.36	0.45 to 0.90	16.92 to 17.82
Emerging Markets Equity (Int’l) Portfolio	6.61	to	8.96	954,510	9.81	to	13.41	9,799,615	—	0.45 to 0.90	48.33 to 49.52

*                 These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccounts invest.

**          These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

*** These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia PA 19103-7042
Telephone (267) 330 3000
Facsimile (267) 330 3300
www.pwc.com

Report of the Independent Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company
and contract owners of Penn Mutual Variable Life Account I

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sub accounts disclosed in Note 1 which comprise the Penn Mutual Variable Life Account I (the “Variable Account”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Variable Account’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the transfer agent, provides a reasonable basis for our opinion.  The financial highlights included in Note 5 of the Variable Account for the year ended December 31, 2003 were audited by other auditors whose report dated March 19, 2004 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, PA

April 17, 2008

The Penn Mutual Life Insurance Company and Subsidiaries
Consolidated Balance Sheets

As of December 31,	2007	2006
(in thousands)

ASSETS

Debt securities, at fair value	$5,886,524	$5,690,980
Equity securities, at fair value	8,582	8,980
Real estate, net of accumulated depreciation	16,311	16,896
Policy loans	669,338	633,403
Short-term investments	38,060	191,347
Other invested assets, at fair value	363,706	245,156
Total investments	6,982,521	6,786,762

Cash and cash equivalents	23,806	54,600
Investment income due and accrued	81,381	73,528
Deferred acquisition costs	806,718	753,703
Amounts recoverable from reinsurers	355,112	352,920
Broker/dealer receivables	1,708,810	1,922,896
Goodwill	50,026	50,026
Other assets	334,785	296,565
Separate account assets	4,137,215	3,791,429

Total Assets	$14,480,374	$14,082,429

LIABILITIES

Reserves for future policy benefits	$2,608,995	$2,615,706
Other policyholder funds	3,357,686	3,278,736
Policyholders’ dividends payable	16,596	18,554
Broker/dealer payables	1,435,009	1,678,262
Accrued income taxes	195,135	152,966
Debt	299,992	298,185
Other liabilities	390,852	353,254
Separate account liabilities	4,137,215	3,791,429

Total Liabilities	12,441,480	12,187,092

EQUITY

Retained earnings	1,977,554	1,835,306
Accumulated other comprehensive income:
Unrealized appreciation of securities, net	63,205	61,805
Minimum pension liability	—	(1,774)
Pension liability after adoption of FAS 158	(1,865)	—
Total accumulated other comprehensive income	61,340	60,031
Total Equity	2,038,894	1,895,337

Total Liabilities and Equity	$14,480,374	$14,082,429

The accompanying notes are an integral part of these financial statements.

1

The Penn Mutual Life Insurance Company and Subsidiaries
Consolidated Statements of Income

For the Years Ended December 31,	2007	2006	2005
(in thousands)

REVENUES

Premium and annuity considerations	$130,323	$139,298	$123,909
Policy fee income	314,450	249,635	222,188
Net investment income	425,251	410,491	385,285
Net realized capital losses	(10,894)	(9,667)	(2,949)
Broker/dealer fees and commissions	552,132	536,732	467,947
Other income	36,296	32,377	29,591

Total Revenues	1,447,558	1,358,866	1,225,971

BENEFITS AND EXPENSES

Benefits paid to policyholders and beneficiaries	419,109	403,781	399,437
Policyholder dividends	34,496	37,122	36,247
Decrease in reserves for future policy benefits	(25,857)	(11,187)	(31,233)
General expenses	369,657	350,385	313,988
Broker/dealer sales expense	314,060	301,959	264,719
Amortization of deferred acquisition costs	133,406	86,974	74,898

Total Benefits and Expenses	1,244,871	1,169,034	1,058,056

Income Before Income Taxes	202,687	189,832	167,915

Income taxes:
Current	33,652	(2,716)	22,699
Deferred	31,977	47,134	32,788

Income Tax Expense	65,629	44,418	55,487

NET INCOME	$137,058	$145,414	$112,428

The accompanying notes are an integral part of these financial statements.

2

The Penn Mutual Life Insurance Company and Subsidiaries
Consolidated Statements of Changes in Equity

(In thousands)	Accumulated Other Comprehensive Income/(Loss)	Retained Earnings	Total Equity

Balance at January 1, 2005	$188,366	$1,577,464	$1,765,830

Net income for 2005	—	112,428	112,428
Other comprehensive income, net of tax
Unrealized depreciation of securities,	—	—	—
net of reclassification adjustments	(85,992)	—	(85,992)
Minimum pension liability	(131)	—	(131)
Comprehensive income			26,305
Balance at December 31, 2005	$102,243	$1,689,892	$1,792,135

Net income for 2006	—	145,414	145,414
Other comprehensive income, net of tax
Unrealized depreciation of securities,	—	—	—
net of reclassification adjustments	(43,269)	—	(43,269)
Minimum pension liability	1,057	—	1,057
Comprehensive Income			103,202
Balance at December 31, 2006	$60,031	$1,835,306	$1,895,337

Net income for 2007	—	137,058	137,058
Other comprehensive income, net of tax
Unrealized appreciation of securities,
net of reclassification adjustments	1,400	—	1,400
Minimum pension liability	237	—	237
Comprehensive income			138,695
Impact of adoption of Statement of Financial Accouting Standards (SFAS) No. 158, net of tax	(328)	—	(328)
Impact of adoption of FASB Interpretation (FIN)No. 48, net of tax	—	5,190	5,190
Balance at December 31, 2007	$61,340	$1,977,554	$2,038,894

The accompanying notes are an integral part of these financial statements.

3

The Penn Mutual Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31,	2007	2006	2005
(in thousands)

Cash Flows from Operating Activities

Net income	$137,058	$145,414	$112,428
Adjustments to reconcile net income to net cash provided by operating activities:
Capitalization of acquisition costs	(186,381)	(135,526)	(128,349)
Amortization of deferred acquisition costs	133,406	86,974	74,898
Policy fees on universal life and investment contracts	(190,460)	(137,060)	(124,112)
Interest credited on universal life and investment contracts	146,862	136,499	127,058
Depreciation and amortization	(10,335)	(8,483)	1,870
Net realized capital losses	10,894	9,667	2,949
Net investment income on alternative assets and derivatives	(16,662)	(7,986)	4,011
(Increase)/decrease in investment income due and accrued	(7,853)	(6,305)	5,691
Increase in amounts recoverable from reinsurers	(2,192)	(18,097)	(9,289)
Decrease in reserves for future policy benefits	(6,711)	(7,687)	(33,062)
Increase in accrued income taxes	42,234	33,354	19,391
Increase/(decrease) in net broker/dealer receivables	(29,167)	34,669	11,552
Increase in broker loans and advances	(12,943)	1,881	(9,421)
Increase in sales inducements	(9,879)	(8,278)	(4,611)
Other, net	(3,375)	(3,330)	28,878

Net cash (used) provided by operating activities	(5,504)	115,706	79,882

Cash Flows from Investing Activities

Sale of investments:
Debt securities	1,046,967	2,877,545	1,128,999
Equity securities	200	1,373	4,386
Other	—	(166)	(36)

Maturity and other principal repayments:
Debt securities	518,835	544,353	640,578
Other	21,806	26,866	13,673

Cost of investments acquired:
Debt securities	(1,763,617)	(3,657,500)	(2,188,988)
Acquisition, net of cash acquired	—	—	(60,045)
Equity securities	—	(1,380)	(4,576)
Alternative assets	(57,883)	(50,318)	(28,431)
Derivatives	(32,797)	(12,422)	(8,660)
Other	(34)	(2,161)	(2,085)

Change in policy loans, net	(35,935)	(7,971)	(3,468)
Cost of short-term investments sold, net	153,287	29,436	187,460
Purchases of furniture and equipment, net	4,603	(3,453)	(2,655)

Net cash used in investing activities	$(144,568)	$(255,798)	$(323,848)

4

For the Years Ended December 31,	2007	2006	2005
(in thousands)

Cash Flows from Financing Activities

Deposits for universal life and investment contracts	$1,139,291	$974,050	$922,974
Withdrawals from universal life and investment contracts	(835,543)	(704,739)	(669,576)
Transfers to separate accounts	(186,235)	(127,116)	(62,534)
Issuance/(extinguishment) of debt	1,765	(31,487)	58,322

Net cash provided by financing activities	119,278	110,708	249,186

Net increase in cash and cash equivalents	(30,794)	(29,394)	5,220

Cash and cash equivalents
Beginning of the year	54,600	83,994	78,774
End of the year	$23,806	$54,600	$83,994

The accompanying notes are an integral part of these financial statements.

5

THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization and Basis of Presentation

The Penn Mutual Life Insurance Company (“PML”) was founded and commenced business in 1847 as a mutual life insurance company.  PML concentrates primarily on the sale of individual life insurance and annuity products.  The primary products that PML currently markets are traditional whole life, term life, universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable.  PML markets its products through a network of career agents, independent agents, and independent marketing organizations.  PML is also involved in the broker/dealer business, which offers a variety of investment products and services and is conducted through PML’s non-insurance subsidiaries.  PML sells its products in all fifty states and the District of Columbia.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) and include the accounts of The Penn Mutual Life Insurance Company, its wholly owned life insurance subsidiary, The Penn Insurance and Annuity Company (“PIA”), and non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries) (collectively the “Company”).  All significant intercompany accounts and transactions have been eliminated in consolidation.  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes.  Such estimates and assumptions could change in the future, as more information becomes known which could impact the amounts reported and disclosed therein.

Investments

The Company classifies its debt securities (bonds, preferred stocks and mortgage and asset-backed securities) as available-for-sale.  These securities are carried at fair value, with the change in unrealized gains and losses reported in other comprehensive income, net of tax.  Income on debt securities is recognized using the effective yield method. For mortgage and asset-backed securities (“structured securities”), changes in expected cash flows are recognized using the retrospective method, except for changes in expected cash flows for structured securities where the possibility of credit loss is other than remote.  In these cases, income is recognized on the prospective method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments.  These assumptions represent the Company’s best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events that a market participant would use in determining the current fair value of the security.  Interest on debt securities is recorded as income when earned.

Equity securities are classified as available-for-sale and carried at fair value.  Dividends on equity securities are credited to income on their ex-dividend dates.

The Company regularly evaluates the carrying value of debt and equity securities and adjusts their recorded value for impairment considered other than temporary.  Factors considered in determining whether a decline in fair value is other than temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investee, and the Company’s ability and intent to hold the investment for a sufficient period of time to allow for anticipated recovery.  A decline in a security’s fair value that is deemed to be other than temporary is reported in income as a realized capital loss and an appropriate reduction in the cost basis of the security is recognized.  The discount created by the impairment loss is amortized into investment income over the remaining term of the security based on expected future cash flows.

6

Notes to Consolidated Financial Statements, continued
(In thousands)

Realized gains and losses are determined by specific identification and are included in income on the trade date, net of amortization of deferred acquisition costs.  Unrealized gains and losses, net of applicable taxes and amortization of deferred acquisition costs, are accounted for as a separate component of other comprehensive income.

Policy loans are carried at the aggregate of unpaid principal balances with interest.

Short-term investments include securities purchased with an original maturity date of less than one year.  Short-term investments are valued at cost, which approximates fair value.

Other invested assets primarily include limited partnerships and derivatives.  Investments in limited partnerships are accounted for using the equity method.  Income from these partnerships is classified as investment income.

Derivatives

The Company utilizes various derivatives, including interest rate swaps, financial futures, interest rate caps, and put options in conjunction with its management of assets and liabilities and interest rate risk.  All derivatives are recognized at fair value and reported in other invested assets.  The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting, subject to the criteria for demonstrating hedge effectiveness specified in Statement of Financial Accounting Standards (SFAS) No. 133, “Accounting for Derivative Instruments and Hedging Activities.”

Interest rate swaps are used to manage risk from interest rate fluctuations.  Credit default swaps protect the Company from a decline in credit quality of a specified security.  These derivative transactions have been designated to qualify as fair value or cash flow hedges of fixed income securities in the investment portfolio.

For a fair value hedge, the gain or loss on the hedging instrument is recognized in current earnings.  The carrying value of the hedged items is adjusted by the change in fair value and is recognized in current earnings.  The Company recognized realized capital gains/(losses) of $(8,745), $392, and $(11,040) in 2007, 2006 and 2005, respectively, related to the ineffectiveness of its swap hedges.

For a cash flow hedge, the effective portion flows through other comprehensive income and the ineffective portion is recognized in current earnings.  The effective portion of the cash flow hedge recorded in other comprehensive income was $15,046 at December 31, 2007.

In 2007 and 2006, the Company entered into interest rate swaps, financial futures and put options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity product portfolio. These derivatives do not qualify for hedge accounting.  The change in fair value of these derivatives is recognized as a realized gain/(loss) of $20,436 and $(6,429) during 2007 and 2006, respectively.  The gain/(loss) on settlement of these derivative transactions was $92 and $2,174 during 2007 and 2006, respectively.

Interest rate caps are carried at fair value and are classified as other invested assets in the consolidated balance sheet.  The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates, but is not a hedge of specific assets or liabilities.  Therefore, these transactions do not qualify for hedge accounting treatment.  As a result, the change in the fair value of the derivatives is recognized currently in realized capital gains or losses in the period of change.  The Company recognized realized capital losses of $35, $1,697 and $4,666 in 2007, 2006 and 2005, respectively, related to the change in fair value of interest rate caps.

7

Notes to Consolidated Financial Statements, continued
(In thousands)

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt securities purchased with an original  maturity date of 90 days or less.

Other Assets

Property and equipment, leasehold improvements, computer equipment,  and packaged software  are stated at cost, less accumulated depreciation and amortization.  Depreciation on property and equipment is calculated using the straight-line method over the estimated useful lives of the related assets.  Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Depreciation of computer equipment is calculated using the straight-line method over the lesser of its useful life or three years. Packaged software is depreciated using the straight-line method over the lesser of its useful life or three years.  At December 31, 2007 and 2006, these assets had a gross carrying amount of $98,804 and $96,085, respectively and accumulated depreciation and amortization was $77,061 and $71,871 at December 31, 2007 and 2006, respectively.  Related depreciation and amortization expense was $5,190, $7,341, and $13,072 for the years ended December 31, 2007, 2006 and 2005, respectively.

Intangibles assets, which are related to purchased customer lists, are amortized over its useful life, unless the asset is determined to have an indefinite useful life.  Those intangible assets had a gross carrying amount of $10,707 and $10,707 and accumulated amortization of $5,928 and $4,411 as of December 31, 2007 and 2006, respectively.  The aggregate amortization expense related to these intangible assets was $1,517, $1,768 and $1,432 in 2007, 2006 and 2005, respectively.  Estimated annual amortization expense is:

Years ending December 31,	Amortization Expense
2008	$1,316
2009	912
2010	668
2011	479
2012	374

The Company had goodwill of $50,026 and $50,026 as of December 31, 2007 and 2006, respectively.   Goodwill is reviewed annually for impairment pursuant to SFAS No. 142, “Goodwill and Other Intangible Assets.”  No impairment of goodwill was recognized during 2007, 2006 or 2005.

Deferred Acquisition Costs

Costs of acquiring new insurance and investment type contracts, which vary with and are primarily related to the production of new business, are deferred to the extent that such costs are deemed recoverable from future gross profits.  Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable agency expenses.

Deferred acquisition costs (“DAC”) related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges fall under SFAS No. 120, “Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts” and SFAS No. 97. “Accounting by Insurance Cos. for Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales” and are being amortized over the lesser of the estimated or actual contract life. Amortization expense is recognized in proportion to estimated gross profits arising principally from interest, mortality margins, expense margins and surrender charges.  The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised.  Deferred acquisition costs related to certain term business fall under SFAS No. 60. “Accounting and Reporting by Insurance Enterprises “ and are amortized in proportion to premium revenue.

8

Notes to Consolidated Financial Statements, continued
(In thousands)

During 2007, the Company completed an annual review of the assumptions underlying the amortization for DAC. As a result of the comprehensive review, we recorded negative net prospective unlocking of approximately $12 million pre-tax ($8 million after-tax) for 2007.

DAC is reviewed annually to determine whether the unamortized portion of such costs is recoverable from future estimated gross profits.  The Company has evaluated all unamortized DAC and concluded these amounts are recoverable at December 31, 2007 and 2006, respectively.  Certain costs and expenses reported in the consolidated income statements are net of amounts deferred.

Separate Accounts

Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans.  The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company.  The carrying value for Separate Account assets and liabilities approximates the fair value of the underlying assets, which are primarily common stocks.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”) and GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”).  See Note 10 for a discussion of the Company’s obligation regarding these product features.

Sales Inducements

Certain sales inducements are capitalized and then amortized into income in the future.  PML has deferred annuity policies in force that contain sales inducements, which are deferred if they meet the requirements.

Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize DAC.  The following table summarizes the changes to the sales inducements asset as of December 31:

	2007	2006
Beginning balance	$27,707	$19,430
Additional amounts deferred	12,951	9,764
Amortization	3,072	1,487
Ending balance	$37,586	$27,707

Reserves for Future Policy Benefits

Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products and are established in amounts adequate to meet the estimated future obligations of the policies in force.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values.  Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%.  Reserves for substandard policies are computed using multiples of the respective underlying mortality tables.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses.  Assumptions are based on the Company’s actual experience projected at the time of policy issue with provision for adverse deviations.  Interest rate assumptions range from 2.25% to 13.25%.

9

Notes to Consolidated Financial Statements, continued
(In thousands)

Other Policyholder Funds

Other policyholder funds represent liabilities for universal life and investment-type annuity products.  The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges.  The liability for universal life products is also reduced by mortality charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses.  Assumptions are based on Company experience projected at the time of policy issue.  Interest rate assumptions range from 2.0% to 10.5%.

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue.  Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense.

Policyholders’ Dividends Payable

As of December 31, 2007, participating insurance expressed as a percentage of insurance in force is 96%, and as a percentage of premium income is 67%.  The Board of Trustees approves the amount of Policyholders’ dividends to be paid annually.  The aggregate amount of policyholders’ dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management’s judgment as to the appropriate level of equity to be retained by the Company.  The carrying value of this liability approximates the earned amount and fair value at December 31, 2007.

Broker/Dealer Receivables and Payables

Broker/dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a trade-date basis.

At December 31, 2007, the customer margin securities of $482,243 and stock borrowings of $1,216,318 were available to the Company to utilize as collateral on various borrowings and other purposes.  The Company utilized $17,858 of these securities as collateral for bank loans and $1,275,754 in stock loan agreements.

Federal Income Taxes

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries.  Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.  These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized.  The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes on January 1, 2007.

Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts.  The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5 million.

Insurance liabilities are reported before the effects of reinsurance.  Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets, Amounts recoverable from reinsurers.  Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

10

Notes to Consolidated Financial Statements, continued
(In thousands)

Benefit Plans

The Company accounts for defined benefits in accordance with the requirements of SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.”  On December 31, 2007, the Company adopted this statement, which requires an employer on a prospective basis to recognize the funded status of its defined benefit pension and post retirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status through comprehensive income in the year in which the changes occur.

Reclassification

Certain 2006 and 2005 amounts have been reclassified to conform with 2007 presentation.

New Accounting Pronouncements

SOP 05-1

Effective January 1, 2007, the Company adopted the American Institute of Certified Public Accountants Statement of Position 05-1 (“SOP 05-1”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.   SOP 05-1 provides the criteria for defining an internal replacement as well as classifying whether it is due to an integrated feature or a non-integrated feature.  The SOP also provides guidance on establishing DAC on internal replacements.  The company’s implementation of the standard did not have a material effect on its consolidated results from operations or financial position.

FIN 48

Effective January 1, 2007, the company adopted FASB interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes.  FIN 48 provides guidance for recognizing and measuring uncertain tax positions. The guidance clarifies that the amount of tax benefit recognized should be measured using management’s best estimate based on the most favorable expected benefit that is more likely than not (i.e. has a greater than 50% likelihood) to be realized.  Under the guidance for implementing FIN 48 the required cumulative effect adjustment is recorded to retained earnings as of January 1, 2007.  The company’s implementation of the standard increased equity by $5,190.

SFAS 158

Effective December 31, 2007, the Company adopted Financial Accounting Standards Board’s Statement of Accounting Standards No. 158 (“SFAS 158”), “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”.  This statement requires an employer on a prospective basis to recognize the funded status of its defined benefit pension and postretirement plans, defined as the difference between the fair value of plan assets and the benefit obligations, as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income.  In addition, the measurement date of the funded status of the plan is the Balance Sheet date.  The company’s implementation of the standard decreased equity by $328.

11

Notes to Consolidated Financial Statements, continued
(In thousands)

SFAS 155

Effective January 1, 2007, the Company adopted FAS No. 155, Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No.  133 and 140  (“FAS 155”). FAS 155 permits fair value re-measurement of an entire hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain embedded derivatives requiring bifurcation; narrows the scope exemption applicable to interest-only strips and principal-only strips from FAS 133 and clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. In December 2006, the FASB issued implementation guidance, Statement 133 Implementation Issue B40 Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets , which creates a scope exception with respect to accounting for prepayment risk within certain securitized financial assets as an embedded derivative. The Company’s implementation of FAS 155 did not have a material impact on the Company’s financial condition or results of operations

SFAS 157

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”).  This statement creates a common definition of fair value to be used throughout generally accepted accounting principles.  SFAS 157 will apply whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions.  The standard establishes a hierarchy for determining fair value which emphasizes the use of observable market data whenever available and focuses on the price that would be received when selling an asset or paid when transferring a liability (i.e., the exit price).  The statement also requires expanded disclosures which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings.  SFAS 157 is effective for fiscal years beginning after November 15, 2007.  The company does not expect implementation of the standard will have a material effect on its consolidated results from operation or financial position.

SFAS 159

In February 2007, the FASB issues Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”).  This statement provides companies with an option to report selected financial assets and liabilities at fair value.  SFAS 159 is effective for fiscal years beginning after November 15, 2007.  The company does not expect implementation of the standard will have a material effect on its consolidated results from operation or financial position.

12

Notes to Consolidated Financial Statements, continued
(In thousands)

2.  INVESTMENTS:

Debt Securities

The following tables summarize the Company’s investments in debt securities. All debt securities are classified as available-for-sale and are carried at fair value.  Amortized cost is net of cumulative writedowns determined by management to be other than temporary declines in value of $22,783 and $20,617 as of December 31, 2007 and 2006, respectively.

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury, government and agency securities	$180,859	$5,697	$296	$186,260
States and political subdivisions	7,314	731	—	8,045
Corporate securities	2,511,577	103,835	33,386	2,582,026
Residential mortgage backed securities	1,219,015	10,731	3,654	1,226,092
Commercial mortgage backed securities	1,284,568	21,799	7,393	1,298,974
Asset-backed securities	544,354	4,772	10,250	538,876
Redeemable preferred stocks	43,694	5,387	2,830	46,251
Total debt securities	$5,791,381	$152,952	$57,809	$5,886,524

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U.S. Treasury, government agency securities	$196,348	$1,999	$2,617	$195,730
States and political subdivisions	7,299	630	—	7,929
Corporate securities	2,288,357	111,016	27,772	2,371,601
Residential mortgage backed securities	1,235,784	9,751	3,885	1,241,650
Commercial mortgage backed securities	1,273,375	12,097	8,492	1,276,980
Asset-backed securities	546,938	8,851	503	555,286
Redeemable preferred stocks	37,474	4,809	479	41,804
Total debt securities	$5,585,575	$149,153	$43,748	$5,690,980

Corporate securities include $50,000 in notes initially yielding 1.6% with imbedded floors inversely tied to LIBOR.  As of December 31, 2007 and 2006, the notes had a fair value of $51,334 and $48,575, respectively.

13

Notes to Consolidated Financial Statements, continued
(In thousands)

The following table summarizes the amortized cost and fair value of debt securities as of December 31, 2007 by contractual maturity.

Years to maturity:	Amortized Cost	Fair Value

One or less	$137,371	$138,305
After one through five	454,833	479,594
After five through ten	866,024	881,084
After ten	1,241,522	1,277,348
Residential mortgage backed securities	1,219,015	1,226,092
Commercial mortgage backed securities	1,284,568	1,298,974
Asset-backed securities	544,354	538,876
Redeemable preferred stocks	43,694	46,251
Total debt securities	$5,791,381	$5,886,524

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.  Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment.  The weighted average life of these securities is estimated at 4.4 years.

Residential mortgage backed securities (MBS), Commercial MBS and Asset-backed securities follow a structured principal repayment schedule and 98% are of high credit quality. Securities totaling $2,967,190 are rated AAA and include $5,398 of interest-only tranches.

The U.S. residential mortgage market is experiencing a decline due to credit quality deterioration in a significant portion of loans originated, primarily to sub-prime borrowers. The slowing U.S. residential mortgage market has caused many sub-prime borrowers to be unable to refinance their mortgage loans, particularly those customers who had adjustable rate mortgages that reset at a higher rate than the rate at the origination of their mortgage. As a result, there has been a significant increase in delinquency and foreclosure rates within the United States. The Company does not engage in sub-prime residential mortgage lending, which is the origination of residential mortgage loans to customers with weak credit profiles including the use of relaxed mortgage underwriting standards to provide affordable mortgage products. Our exposure to sub-prime residential mortgage lending is through investments within our fixed income investment portfolio that contain securities collateralized by mortgages that have characteristics of sub-prime lending. These investments are in the form of asset-backed securities supported by sub-prime mortgage loans. The collective carrying value of these investments is approximately $80 million, representing less that 2 percent of our total fixed income investments, and 82 percent of these securities had a Standard & Poor’s credit rating of “AAA”. None of our sub-prime investments were other than temporarily impaired as of December 31, 2007.  The Company manages its sub-prime risk exposure by maintaining high credit quality investments, limiting our holdings in these types of instruments and by utilizing expert investment advisors who perform ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables. While the Company’s exposure to sub-prime investments is not significant to our total investment portfolio, if the residential market continues to decline and/or expands beyond the U.S. sub-prime residential mortgage market, such events could ultimately have an impact on the Company’s fixed income portfolio and may have an adverse effect on the Company’s financial condition, results of operations and cash flows.

14

Notes to Consolidated Financial Statements, continued
(In thousands)

At December 31, 2007, the largest industry concentration of the Company’s portfolio was investments in the electric industry of $387,327 representing 6.58% of the total debt portfolio.

Proceeds during 2007, 2006 and 2005 from sales of available-for-sale debt securities were $1,046,967, $2,877,545, and $1,128,999, respectively.  Gross gains (losses) realized on those sales were $9,551 and $(8,950), respectively, during 2007, $48,401 and $(48,820), respectively, during 2006, and $25,496 and $(9,301), respectively, during 2005.  During 2007, 2006, and 2005, the Company realized losses of $7,998, $9,207, and $1,537, respectively, related to impairment of debt securities.

The Company’s investment portfolio of debt securities is predominantly comprised of investment grade securities.  At December 31, 2007 and 2006, debt securities with fair value totaling $249,852 and $270,701, respectively, were less than investment grade.  At December 31, 2007 and 2006, there were no securities to be restructured pursuant to commenced negotiations.

Equity Securities

During 2007, 2006 and 2005, the proceeds from sales of equity securities amounted to $200, $1,373, and $4,386, respectively.  The gross gains (losses) realized on those sales were $200 and $0, $18 and $(25), and $20 and $(210), for 2007, 2006 and 2005, respectively.

The cost basis of equity securities, excluding affiliates, was $6,186 and $6,186 as of December 31, 2007 and 2006, respectively. The equity securities had gross unrealized gains of $2,396 and $2,794 as of December 31, 2007 and 2006, respectively.

Other Invested Assets

As of December 31, 2007 and 2006, other invested assets included $226,375 and $178,745 of partnership investments.  The Company recognized realized losses of $2,803 and $4,993 on these investments in 2007 and 2006, respectively, which were classified as investment income.

Unrealized Losses on Investments

Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2007 are temporary in nature.  The Company regularly evaluates the carrying value of debt and equity securities and adjusts their recorded value for impairment considered other than temporary.  Factors considered in determining whether a decline in fair value is other than temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investee, and the Company’s ability and intent to hold the investment for a sufficient period of time to allow for anticipated recovery.  A decline in a security’s fair value that is deemed to be other than temporary is reported in income as a realized capital loss and an appropriate reduction in the cost basis of the security is recognized.  The discount created by the impairment loss is amortized into investment income over the remaining term of the security based on expected future cash flows.

The tables below show the fair value of investments in debt securities in an unrealized loss position at December 31, 2007 and 2006, respectively.

15

Notes to Consolidated Financial Statements, continued
(In thousands)

	December 31, 2007
	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S Treasury, government and agency securities	$18,306	$296	$—	$—	$18,306	$296
Corporate securities	513,139	15,858	290,110	17,528	803,249	33,386
Residential MBS	377,139	2,785	94,622	869	471,761	3,654
Commercial MBS	113,209	405	288,457	6,988	401,666	7,393
Asset-backed securities	428,329	9,726	36,533	524	464,862	10,250
Redeemable preferred stocks	12,366	1,662	3,142	1,168	15,508	2,830
Total debt securities	$1,462,488	$30,732	$712,864	$27,077	$2,175,352	$57,809

	December 31, 2006
	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S Treasury, government and agency securities	$91,191	$2,615	$1,010	$2	$92,201	$2,617
Corporate securities	372,468	22,072	421,603	5,701	794,071	27,773
Residential MBS	171,472	3,635	248,386	250	419,858	3,885
Commercial MBS	229,980	6,975	304,979	1,516	534,959	8,491
Asset-backed securities	57,367	428	47,099	75	104,466	503
Redeemable preferred stocks	—	—	7,521	479	7,521	479
Total debt securities	$922,478	$35,725	$1,030,598	$8,023	$1,953,076	$43,748

Other

Investments on deposit with regulatory authorities as required by law were $7,709 and $7,714 at December 31, 2007 and 2006, respectively.

3.  INVESTMENT  INCOME AND CAPITAL GAINS:

The following table summarizes the sources of investment income for the years ended December 31:

	2007	2006	2005

Debt securities	$352,692	$341,647	$328,587
Equity securities	2	—	—
Real estate	—	2,209	2,209
Policy loans	36,070	35,213	37,358
Short-term investments	4,094	9,508	10,135
Other invested assets	42,041	31,149	16,120
Gross investment income	434,899	419,726	394,409
Less: Investment expense	9,648	9,235	9,124
Net investment income	$425,251	$410,491	$385,285

16

Notes to Consolidated Financial Statements, continued
(In thousands)

The following table summarizes net realized capital gains/(losses) on investments for the years ended December 31:

	2007	2006	2005

Debt securities	$(6,784)	$(9,626)	$14,658
Equity securities, mortgage loans and real estate	200	(13)	(243)
Other invested assets	(5,368)	(1,206)	(15,931)
Amortization of deferred acquisition costs	1,058	1,178	(1,433)
Net realized losses	$(10,894)	$(9,667)	$(2,949)

The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

	2007	2006	2005
Reclassification Adjustments
Unrealized holding (losses) arising during period, net of taxes	$(391)	$(52,696)	$(79,123)
Reclassification adjustment for losses/(gains) included in net income	1,791	9,427	(6,869)
Unrealized gains/(losses) on investments, net of reclassification adjustment	$1,400	$(43,269)	$(85,992)

Reclassification adjustments reported in the above table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense/(benefits) of $(964), $(5,076) and $3,697, respectively, and $(429), $(1,584), and $(1,538), respectively, relating to the effects of such amounts on deferred acquisition benefits.

4.  DERIVATIVES:

The Company utilizes derivatives to achieve its risk management goals.  Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income.  The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks.  The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk.  Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction.  Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty.  Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty.  Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all OTC derivative contracts.  Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument.  The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

17

Notes to Consolidated Financial Statements, continued
(In thousands)

The fair value of derivatives contracts are based on dealers’ quotes and represent the estimated amount the Company would receive to terminate the contracts taking into account current interest rates and the credit worthiness of the counterparties, where appropriate.  The Company had open futures with a fair value of $(780) and $(184) as of December 31, 2007 and 2006, respectively.  The Company had open put options with a fair value of $69,128 and $15,727 as of December 31, 2007 and 2006, respectively.  The Company had open interest rate and credit default swaps with a notional amount of $660,000 and $35,000 and a fair value of $17,885 and $(126) as of December 31, 2007 and 2006, respectively.  The Company had open interest rate cap positions with a notional amount of $875,000 and $1,250,000 and a fair value of $1,758 and $1,724 as of December 31, 2007 and 2006, respectively.

5.  FAIR VALUE INFORMATION:

The following table summarizes the carrying value and fair value of the Company’s financial instruments as of December 31, 2007 and 2006.

	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets:
Debt securities, available for sale	$5,886,524	$5,886,524	$5,690,980	$5,690,980
Equity securities	8,582	8,582	8,980	8,980
Policy loans	669,338	670,713	633,403	640,240
Short-term investments	38,060	38,060	191,347	191,347
Other invested assets	363,706	363,704	245,156	245,151
Cash and cash equivalents	23,806	23,806	55,288	55,288
Separate account assets	4,137,215	4,137,215	3,791,429	3,791,429

Financial Liabilities:
Investment-type contracts
Individual annuities	$1,231,688	$1,236,629	$1,266,887	$1,263,130
Group annuities	15,628	15,730	16,639	16,532
Other policyholder funds	236,270	236,270	240,496	240,496
Total policyholder funds	1,483,586	1,488,629	1,524,022	1,520,158
Policyholder’s dividends payable	16,596	16,596	18,554	18,554
Separate account liabilities	4,137,215	4,137,215	3,791,429	3,791,429

The fair values for the Company’s investments in debt and equity securities are based on quoted market prices, where available.  In situations where market prices are not readily available, primarily private placements, fair values are estimated using a pricing method based on fair values of securities with similar characteristics.  The fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investment, using an interest rate currently offered for similar loans to borrowers with similar credit ratings.   The fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans.  Loans with similar characteristics are aggregated for purposes of the calculations.  The estimated fair values for limited partnerships, included in other invested assets, are based on values determined by the partnerships’ managing general partners.  The carrying values of cash, cash equivalents, short-term investments and separate account assets approximate their fair values.  The resulting fair values may not be indicative of the value that could be negotiated in an orderly transaction between market participants.

18

Notes to Consolidated Financial Statements, continued
(In thousands)

The fair values of the Company’s liabilities for individual annuities and certain group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued.  The statement values of other policyholder funds, policyholders’ dividends payable, debt and separate account liabilities approximate their fair values.

The fair values of liabilities under all of the Company’s contracts are considered in the overall management of interest rate risk.  The Company is exposed to interest rate risk on its interest-sensitive products.  The Company’s investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company’s assets and liabilities.

6.  BENEFIT PLANS:

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees.  The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees.  The Company uses a measurement date of December 31 for all plans.

The Company approved the freezing of benefits under its qualified and TEFRA pension plans effective December 31, 2005.  The qualified and TEFRA pension plans’ obligation and assets were remeasured, with obligations using a 5.75% discount rate.  During 2005, the pension plan was amended to increase the pension policy benefit, to freeze the benefit service credit that applied toward the payment period, and to allow future service to count toward vesting.  Therefore, effective January 1, 2006, there will be no further benefits accrued for participants.

Benefit Obligations

The following table sets forth the plans’ change in benefit obligation as of December 31, 2007 and 2006:

	Pension Benefits		Other Benefits
	2007	2006	2007	2006

Benefit obligation at beginning of year	$132,144	$135,187	$35,324	$37,390
Service cost	—	134	627	551
Interest cost	7,679	7,402	1,896	1,919
Plan amendment	—	—	—	—
Actuarial (gain) loss	(4,940)	(5,439)	564	(2,176)
Benefits paid	(6,130)	(5,140)	(2,194)	(2,360)
Benefit obligation at end of year	$128,753	$132,144	$36,217	$35,324

The accumulated benefit obligation for all defined benefit plans as of December 31, 2007 and 2006 was $127,864 and $130,760, respectively.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation at December 31 were:

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Discount rate	6.25%	5.90%	6.20%	5.75%
Rate of compensation increase	4.25%	4.25%	4.00%	4.00%

19

Notes to Consolidated Financial Statements, continued
(In thousands)

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year.  The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date.  The rate is used to discount the future cashflows of benefits obligations back to the measurement date.

Plan Assets

The following table sets forth the plan assets as of December 31:

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Change in plan assets:
Fair value of plans assets at beginning of year	$121,435	$108,935	$—	$—
Actual return on plan assets	11,408	15,719		—
Employer contribution	2,644	1,921	2,194	2,360
Benefits paid	(6,130)	(5,140)	(2,194)	(2,360)
Fair value of plan assets at end of year	$129,357	$121,435	$—	$—

The Company’s investment objectives with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term.  To achieve these objectives, the Company has established a strategic asset allocation policy.  Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan.  Fixed income assets are to be managed on a buy-and-hold basis to achieve durations consistent with the liability matching strategy yet allow for appropriate liquidity for benefit payments.  The plan is rebalanced annually back to the current 50/50 target allocation between equity securities and fixed income/cash.  Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.  The Company’s pension plan asset allocation at December 31, 2007 and 2006, and the current target allocations are as follows:

	2008 Target	Percentage of Plan Assets As of December 31,
Asset Category	Allocation	2007	2006
Equity securities	50%	51%	51%
Fixed income & cash	50%	49%	49%
Total		100%	100%

The expected long-term rate of return on plan assets was 7.0% in both 2007 and 2006.  The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities.  Lower returns on plan assets result in higher pension expense.

At December 31, 2007, the fair value of the investment in fixed income securities and group annuity contracts was $63,322 and $66,035, respectively.  At December 31, 2006, the fair value of the investment in fixed income securities and group annuity contracts was $58,578 and $62,857, respectively.  The investments in group annuity contracts are invested in various investment options of related funds.

20

Notes to Consolidated Financial Statements, continued
(In thousands)

Funded Status

The funded status of the plans, reconciled to the amount reported on the statement of financial position is as follows:

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Benefit Obligation	$(128,753)	$(132,144)	$(36,217)	$(35,323)
Fair value of plan assets	129,357	121,435	—	—
Funded Status	$604	$(10,709)	$(36,217)	$(35,323)

Funded status	$604	$(10,709)	$(36,217)	$(35,323)
Unrecognized net actuarial loss	—	5,099	—	4,258
Unrecognized prior service cost (benefit)	—	—	—	(1,353)
Net amount recognized	$604	$(5,610)	$(36,217)	$(32,418)

Amount recognized in balance sheet:
Prepaid pension asset	$27,482	$18,802	$—	$—
Accrued benefit liability	(26,878)	(27,143)	(36,217)	(32,418)
Minimum pension liability	—	2,731	—	—
Net amount recognized	$604	$(5,610)	$(36,217)	$(32,418)

The incremental adjustment related to the implementation of FAS 158 is as follows:

	December 31, 2007 Prior to AML and FAS 158 Adjustments	2007 AML Adjustment per FAS 87	Adjustment to initially apply FAS 158	December 31, 2007 Post AML and FAS 158 Adjustments
Other assets	$328,115	$—	$6,670	$334,785
Other liabilities	384,043	(365)	7,174	390,852
Accrued income taxes	194,831	128	176	195,135
Accumulated other comprehensive income, net of tax	61,431	237	(328)	61,340

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $26,878, $25,890 and $0, respectively as of December 31, 2007.  The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $28,527, $27,143 and $0, respectively as of December 31, 2006.

As of December 31, 2007, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company’s other postretirement benefit plans.

Prior to adoption of SFAS 158, a minimum pension liability adjustment was required when the actuarial present value of accumulated benefits exceeds plan assets.  In 2007 and 2006, the change in the minimum pension liability, net of the change in the related intangible asset of  $365 and $(1,628) respectively, was reported in equity.

21

Notes to Consolidated Financial Statements, continued
(In thousands)

Actual Contributions and Benefits

The contributions made and the benefits paid from the plans were:

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Employer Contributions	$2,644	$1,921	$2,194	$2,360
Benefits Paid	(6,130)	(5,140)	(2,194)	(2,360)

Expected Employer Contributions

The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA.  The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2008, the Company expects to make the minimum required contribution to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $2,108 and $2,813, respectively.  The Company does not expect to make a contribution to the funded pension plan.

Estimated Future Benefit Payments:

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Benefits	Other Benefits
2008	$5,993	$2,813
2009	6,482	2,933
2010	7,009	3,081
2011	7,355	3,252
2012	7,787	3,347
Years 2013-2017	45,980	16,894

22

Notes to Consolidated Financial Statements, continued
(In thousands)

Net Periodic Cost

The following are the components of the net periodic benefit costs (excluding the minimum pension liability adjustment) for the years ending December 31, 2007 and 2006:

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Service cost	$—	$134	$627	$551
Interest cost	7,679	7,402	1,897	1,919
Expected return on plan assets	(8,376)	(7,513)	—	—
Amortization of prior service cost	—	—	(451)	(451)
Amount of recognized gains and loss	543	496	—	171
Total net periodic benefit cost	$(154)	$519	$2,073	$2,190

The weighted-average assumptions used to determine net cost were:

	Pension Benefits		Other Benefits
	2007	2006	2007	2006
Discount rate	5.90%	5.65%	5.75%	5.50%
Expected return on plan assets	7.00%	7.00%	—	—
Rate of compensation increase	4.25%	4.25%	4.00%	4.00%

The assumed health care cost trend rate used in determining net periodic costs for 2007 was 9.5%,  grading to 5.0% for 2010.

The assumed health care cost trend rate used in determining net periodic costs for 2006 was 11.0%, grading to 5.0% for 2010.

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease
Service and interest cost components	$203	$(177)
Postretirement benefit obligation	2,767	(2,434)

Defined Contribution Plans

The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents.  For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company.  Contributions for the third plan are based on tiered earnings of full-time agents.  The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary.  For the years ended December 31, 2007, 2006 and 2005, the expense recognized for these plans was $4,552, $4,729 and $4,665, respectively.  The estimated fair value of the defined contribution plans’ assets at December 31, 2007 and 2006 was $411,233 and $371,483, respectively.

At December 31, 2007 and 2006, $133,169 and $118,469, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

23

Notes to Consolidated Financial Statements, continued
(In thousands)

7.  INCOME TAXES:

The Company follows the asset and liability method of accounting for income taxes whereby current and deferred tax assets and liabilities are recognized utilizing currently enacted tax laws and rates.  Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities.  The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

	2007	2006
Deferred tax assets:
Future policy benefits	$50,124	$56,083
Policyholders’ dividends payable	5,740	6,433
Investment losses	28,783	22,050
Employee benefit liabilities	35,747	33,570
Other	3,641	10,209
Total deferred tax asset	124,035	128,345

Deferred tax liabilities:
DAC	222,132	207,470
Unrealized investment gains	33,123	31,860
Deferred investment income	46,171	37,831
Other	4,231	5,682
Total deferred tax liability	305,657	282,843
Net deferred tax liability	181,622	154,498
Uncertain tax position	4,537	9,781
Tax currently (receivable)/payable	8,976	(11,313)
Accrued income taxes	$195,135	$152,966

The change in net deferred income taxe expense to net deferred income tax liability is comprised of the following::

	2007	2006	Change

Total deferred tax assets	$124,035	$128,345	$(4,310)
Total deferred tax liabilities	305,657	282,843	22,814
Net deferred tax asset (liability)	$(181,622)	$(154,498)	(27,124)
Tax effect of unrealized gains/(losses)			1,263
Deferred tax asset reclass			(5,958)
Change in net income tax			(31,819)
Items reflected directly through equity/other			(158)
Deferred income tax expense			$(31,977)

24

Notes to Consolidated Financial Statements, continued
(In thousands)

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate.  The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

	2007	2006	2005
Tax expense at 35%	$70,941	$66,441	$58,770
(Decrease)/increase in income taxes resulting from:
Tax release	—	(10,683)	—
Prior period adjustment	496	(1,233)	(1,456)
Dividends received deduction	(5,334)	(5,756)	(4,991)
Tax reserve	309	(3,561)	3,382
Other	(783)	(790)	(218)
Income tax expense	$65,629	$44,418	$55,487

The Pension Funding Equity Act of 2004 repealed Internal Revenue Code Section 809, relating to the DEA for taxable years beginning after December 31, 2004.  There was no income impact from the DEA in 2004.  The DEA recalculation for 2004 did not result in an income adjustment for 2005.

Cash paid for federal income taxes in 2007, 2006, and 2005 was $13,635,  $19,910, and $37,250, respectively.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007.  As a result of the implementation of Interpretation 48, the Company recognized approximately a $5,190 decrease in the liability for unrecognized tax benefits, which was accounted for as an increase to the January 1, 2007 balance of retained earnings.  Included in the amount is approximately $1,300 of tax positions that would not effect the annual effective tax rate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized Tax Benefits:
FAS 5 Balance at December 31, 2006	$9,621
Impact of FIN48 adoption	(5,190)
Balance at January 1, 2007	4,431
Additions based on tax positions related to the current year	672
Additions for tax positions in prior years	—
Reductions for tax positions in prior years	(728)
Settlements/Statute expiration	(143)
Balance at December 31, 2007	$4,232

Included in the balance at December 31, 2007, is $803 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.  Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductible period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes penalties and/or interest as a component of tax expense.  During the years ended December 31, 2007, 2006 and 2005, the Company recognized approximately $145, $(459), and $629 in interest.  The Company had approximately $305 and $160 for the payment of interest accrued at December 31, 2007 and 2006.  No penalties were recognized or accrued.  Therefore, the total unrecognized tax positions reserve as of December 31, 2007 is $4,537 and $9,781 as of December 31, 2006.

25

Notes to Consolidated Financial Statements, continued
(In thousands)

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2001.  The IRS is currently examining income tax returns for the tax years 2002 through 2004.  Management believes that an adequate provision has been made for potential adjustments.

The Company does not anticipate that total unrecognized tax benefits will significantly change in the next 12 months due to settlement of audits or statute expirations.

8.  REINSURANCE:

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements.  Reinsurance permits recovery of a portion of losses from reinsurers, although the Company remains primarily liable as the direct insurer on all risks reinsured.  The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers to ensure that amounts due from reinsurers are collectible.  The table below highlights the amounts shown in the accompanying financial statements.

	Gross Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount
December 31, 2007:
Life Insurance in-Force	$61,175,170	$1,607,008	$24,275,380	$38,506,798
Premiums	163,368	1,954	35,000	130,322
Benefits	496,640	—	77,530	419,110
Reserves	5,963,874	2,807	322,508	5,644,173

December 31, 2006:
Life Insurance in-Force	$57,285,924	$1,695,211	$24,089,218	$34,891,917
Premiums	174,088	2,105	36,895	139,298
Benefits	473,447	—	69,666	403,781
Reserves	5,891,784	2,658	317,736	5,576,706

The December 31, 2007 reserves ceded to other company is net of an allowance for reinsurance recoverables of $2,166.

During 2005, the Company had gross premiums of $155,737, assumed premiums of $2,518, ceded premiums of $34,346, gross benefits of $453,995, assumed benefits of $0, and ceded benefits of $54,558.

Reinsurance recoverables with a carrying value of $176,408 and $187,192 were associated with a single reinsurer at December 31, 2007 and 2006, respectively.  This recoverable is secured by investment grade securities with a market value of $225,310 and $220,859, respectively held in trust.

9.  DEBT:

On June 23, 2004, the Company issued a Surplus Note (“Notes”) with a principal balance of $200,000, at a discount of $3,260.  The Notes bears interest at 6.65%, and have a maturity date of June 15, 2034.  The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent.  Interest on the 6.65% Notes is scheduled to be paid semiannually on

26

April 1 and October 1 of each year.  At December 31, 2007 and 2006, the amortized cost basis of the Notes was $196,885 and $196,843, respectively.

27

Notes to Consolidated Financial Statements, continued
(In thousands)

The Company’s broker/dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers.  The Company is required to collateralize amounts borrowed in excess of certain limits.  At December 31, 2007, the Company had debt of $57,300, which was collateralized by customer-owned securities valued at approximately $17,858 and remaining bank loans, including bank overdrafts of $45,807, which were not collateralized.

At December 31, 2006, the Company had debt of $55,400, which was collateralized by customer-owned securities valued at approximately $27,690 and remaining bank loans, including bank overdrafts of $45,942, which were not collateralized.  The bank loans are demand obligations and generally require interest based on the Federal Funds rate.  At December 31, 2007 and 2006, the weighted average interest rates on these borrowings were 4.45% and 5.56% respectively.

10.  Guaranteed Minimum Death Benefits and Living Benefits:

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum benefit payable upon death as follows:

•                  Return of premium – provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase Payments”.  This guarantee is a standard death benefit on all individual variable annuity products.

•                  Step-up – provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

•                  Rising Floor – provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk, net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2007	2006
Account value	$2,754,864	$2,466,556
Net amount at risk	25,278	34,748
GAAP Reserves	3,406	2,613

Stochastic modeling was used to determine the liability.  The stochastic model involves 200 scenarios.  Stochastic modeling generates a projection of excess benefits.  A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual.  This accrual is rolled forward with interest and amortized as excess payments are made.

The Company regularly evaluates the estimates used to model the GMDB reserve and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

28

Notes to Consolidated Financial Statements, continued
(In thousands)

The Company has variable annuity contracts that have GMAB (Guaranteed Minimum Accumulation Benefit), GPPP (Guaranteed Purchasing Power Protection) and GMAB/GMWB (Guaranteed Minimum Accumulation Benefit/Guaranteed Minimum Withdrawal Benefit) Rider options.  The GMAB provides for a return of principal at the end of a ten-year period.  The GPPP adjusts the withdrawal amounts for the cost of living increases due to inflation.  The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period.  The benefit base is calculated as the maximum of principal times a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years.  The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period.  The following table summarizes the account values and reserves for the different benefit types as of December 31, 2007:

Rider Type	Contracts	Fixed Account Value	Variable Account Value	Total Fund Account Value	Reserves
GMAB	342	$2,232	$33,698	$35,931	$561
GPPP	463	5,447	54,711	60,157	1,377
GMAB/GMWB	3,764	17,262	495,436	512,698	15,962
Total	4,569	$24,941	$583,845	$608,786	$17,900

The guaranteed living benefits are considered to be derivatives under FASB No. 133, Accounting for Derivative Instruments and Hedging Activities.  Changes in these values are recorded in realized capital gains/losses.

11. COMMITMENTS AND CONTINGENCIES:

The Company and its subsidiaries are involved in various pending or threatened legal and/or regulatory proceedings arising from the normal conduct of its business.  Most of these proceedings are routine in the ordinary course of business, although some involve extra-contractual damages in addition to other damages.  In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues.  The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area.

In the opinion of management, after consultation with legal counsel and a review of available facts, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.  Insurance companies are also subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies.  The liability for estimated guaranty fund assessments, net of applicable premium tax credits, as of December 31, 2007 and 2006 was $500 and $500, respectively.

The Company, in the ordinary course of business, extends commitments relating to its investment activities.  As of December 31, 2007, the Company had outstanding commitments totaling $140,118, which approximates fair value, relating to these investment activities.

29

Notes to Consolidated Financial Statements, continued
(In thousands)

The Company has entered into various leases, primarily for field and sales offices.  As of December 31, 2007, future minimum payments under noncancellable leases are as follows:

Year ending December 31,	Operating Leases
2008	$22,220
2009	20,328
2010	17,465
2011	14,691
2012	10,121
Thereafter	13,124

12. STATUTORY INFORMATION:

State insurance regulatory authorities prescribe or permit statutory accounting practices for calculating net income and capital and surplus, which differs in certain respects from with GAAP.  The significant differences relate to deferred acquisition costs, which are charged to expenses as incurred; federal income taxes, which reflect amounts that are currently taxable; and benefit reserves, which are determined using prescribed mortality, morbidity and interest assumptions, and which, when considered in light of the assets supporting these reserves, adequately provide for obligations under policies and contracts.

Investments in bonds and preferred stocks are generally carried at amortized cost or market value. An Asset Valuation Reserve (AVR) is established as a liability to offset potential investment losses and an Interest Maintenance Reserve (IMR) is established as a liability to capture capital gains and losses on the sale of fixed income investments, resulting from changes in the general level of interest rates.

The combined insurance companies’ statutory capital and surplus at December 31, 2007 and 2006 was $1,302,211 and $1,295,642, respectively.  The combined insurance companies’ net income, determined in accordance with statutory accounting practices, for the years ended December 31, 2007, 2006, and 2005, was ($5,962),  $56,694, and $184,590, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC.  Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it.  At December 31, 2007, the Company’s surplus exceeds these minimum levels.

30

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia PA 19103-7042
Telephone (267) 330 3000
Facsimile (267) 330 3300
www.pwc.com

Report of Independent Auditors

To the Board of Trustees

The Penn Mutual Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, changes in equity, and cash flows present fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company and its subsidiaries (the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

February 7, 2008